UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period:  September 30, 2023

Item 1. Reports to Stockholders.

(a)
Annual	SHENKMAN CAPITAL FLOATING
Report	RATE HIGH INCOME FUND
September 30, 2023	SHENKMAN CAPITAL SHORT
DURATION HIGH INCOME FUND

Each a series of Advisors Series Trust (the “Trust”)

SHENKMAN CAPITAL		Institutional
FLOATING RATE	Class F	Class
HIGH INCOME FUND	(SFHFX)	(SFHIX)

SHENKMAN CAPITAL				Institutional
SHORT DURATION	Class A	Class C	Class F	Class
HIGH INCOME FUND	(SCFAX)	(SCFCX)	(SCFFX)	(SCFIX)

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-SHENKMAN (1-855-743-6562)

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2023

Dear Shareholder,

Fund Overview and Performance

The Shenkman Capital Floating Rate High Income Fund (the “Fund”) seeks to generate high current income through active selection and management of investments, primarily in the leveraged loan universe, and looks to build a portfolio with the best chance of providing superior risk-adjusted returns. For the fiscal year ended September 30, 2023 (the “Annual Period”), the Morningstar LSTA US Leveraged Loan Index (the “Index”) and Morningstar LSTA US B- Ratings and Above Loan Index (the “B- & Above Index”) returned 13.05% and 13.23%, respectively, as rates rose sharply during the Period. The Federal Reserve’s firmly hawkish stance pressured fixed income assets and prompted renewed interest in floating rate instruments, providing a tailwind for the leveraged loan market. The Fund’s institutional class shares (SFHIX) had a net return of 11.77% for the Annual Period. The Fund’s F class shares (SFHFX) had a net return of 11.75% for the Annual Period.

On a loan-to-loan basis, the Fund returned 13.61% (gross) for the Annual Period. The primary driver of Fund performance relative to the Index during the Annual Period was the allocation to high yield bonds as fixed income assets underperformed floating rate instruments amid sharply higher interest rates. For further context, over the Annual Period, high yield and investment grade bonds, as measured by the ICE BofA U.S. High Yield Index (H0A0) and the ICE BofA U.S. Corporate Index (C0A0), posted returns of 10.20% and 3.99%, respectively, while the Index returned 13.05%. The Fund’s return of 11.77% showed outperformance versus other corporate credit asset classes. Periodic Index returns by rating exhibited differentiation, with BB-rated, B-rated, and CCC & Below-rated loans returning 11.36%, 14.31%, and 8.65%, respectively. The Fund had a lower weight than the Index in riskier credit profiles, including CCC-rated/below loans, which contributed to relative performance, while negative selection in BB-rated credits was a detractor for the period. From a sector attribution standpoint, the Fund benefitted from an underweight and positive selection in Health Care Equipment & Services and positive selection in IT Services. Main detractors were negative selection in Diversified Telecommunication Services and the overweight and negative selection in Entertainment.

The Fund remained well-diversified, with investments in over 350 issuers across more than 50 industries. For liquidity purposes, the Fund targets an allocation of approximately 15% of assets to cash and bonds.

Market Commentary

Following a record $614 billion in leveraged loan issuance in 2021, primary loan market activity slowed significantly in 2022 as market volatility increased and rates rose rapidly. Full year 2022 issuance of $225 billion

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2023

represents a 63% decline in volume versus the prior year. The limited issuance theme carried over into 2023 as first and second quarter issuance totaled just $70.3 billion and $66.5 billion in loans came to market, respectively. However, primary issuance rebounded sharply in the third quarter as $122.5 billion came to market, with more than 75% of proceeds earmarked as repricing/refinancing. Year-to-date issuance of $257.9 billion is now 26% ahead of the same period last year, though net issuance of $59.2 billion trails the prior year by nearly 60%, helping to maintain a favorable supply/demand technical. From a demand perspective, CLO formations totaled $35.2 billion in the third quarter, following issuance of $22.4 billion and $34.3 billion in the second and first quarters, respectively. CLO Issuance totaled $183.7 billion and $130.3 billion in 2021 and 2022, respectively, the highest and second-highest annual volumes on record. Despite the tailwind of rising rates and tepid issuance, retail demand for leveraged loans has been tempered by recession fears. Leveraged loan mutual funds experienced an inflow of $900 million in the third quarter following outflows of $7.9 billion and $11 billion in the second and first quarters, respectively. Three loan issuers defaulted in the third quarter affecting $2.5 billion in principal, a notable decrease in default activity after 10 loan issuer defaults affecting $14.2 billion in loans during the second quarter and 11 loan issuer defaults totaling $11 billion in the first quarter. As a result, the trailing twelve-month par-weighted default rate ended the Annual Period at 1.90%, a 72bp increase over the Annual Period, but a 51bp decrease from the previous quarter, according to J.P. Morgan Research. For context, the historical leveraged loan default rate is approximately 3%.

Outlook

Investors are seemingly coming to the realization that higher rates are likely to remain longer than previously anticipated as the Federal Reserve remains steadfast in its commitment to control inflation in the wake of several years of pandemic-driven market disruption. The financial markets are assessing the potential impact on earnings over the coming quarters, with intense focus on corporate results and earnings outlooks. The relatively robust labor market and stalled CPI decreases, in our opinion, suggests that the Fed is likely to remain undeterred from their stated intent to contain inflation and further rate hikes remain likely. With the terminal rate still unknown, we anticipate smaller adjustments from the Fed in the short term, but believe a pivot to rate cuts seems unlikely without a major catalyst. The coming months could be a crucial test of market resilience as consumers and corporations adjust to the "new normal" of sharply higher borrowing costs, especially as geopolitical risks continue to loom large. We continue to monitor developments across industries and the broader economy, seeking to assess the potential impact on the leveraged loan market. Given the current credit spreads, higher for longer base rates priced into the forward curve, and

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2023

upside of loan prices below par, we believe the leveraged loan market presents compelling relative value opportunities, particularly given the Federal Reserve’s ongoing commitment to combat inflation with base rates likely to remain higher for longer. As we seek to proactively manage the portfolio and trading exposures across our global platform, our goal remains to safeguard against potential downside risks while concurrently optimizing returns.

We maintain a constructive outlook on the loan market overall; however, we contend that credit selection will remain a primary driver of performance differentiation this year. In the event of episodic market turbulence, we believe there is potential for increased dispersion between better quality and riskier credits after a period of significant compression. Consequently, we remain cautious as we continuously assess the relative value of the Fund’s positions. A foundational pillar of our investment philosophy remains the preservation of capital as we strive to deliver, or beat, market returns throughout the cycle with a lower risk profile. As a conservative asset manager, we intend to remain defensively positioned in our portfolios and will seek to take advantage of market dislocations only in what we believe to be creditworthy, Shenkman-approved issuers in both the primary and secondary markets.

Thank you again for your continued support and trust in the Fund. We look forward to growing with you.

Sources: LCD, JPM Research

IMPORTANT INFORMATION

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC. The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”). Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training. EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2023

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Investments in CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest payments and that the quality of the collateral may decline in value or default.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Credit quality weights by rating are derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P Global Ratings (“S&P”) or Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

The ICE BofA U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA U.S. Corporate Index (C0A0) has an inception date of December 31, 1972, and tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market.

The Morningstar® LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

The Morningstar® LSTA US B- Ratings and Above Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded institutional term loans that are rated B- or above and syndicated to U.S. loan investors. The Morningstar® LSTA US B- Ratings and Above Loan Index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

You cannot invest directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2023

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

An original issue discount (OID) is the discount in price from a bond’s face value at the time a bond or other debt instrument is first issued.

The Secured Overnight Financing Rate (SOFR) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and S&P to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. S&P assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

These materials may contain information obtained from third parties, and may include ratings from credit ratings agencies such as S&P. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third-party information contained in this presentation was obtained from sources that the Shenkman Group considers to be reliable; however, no representation is made as to, and no responsibility, warranty or liability is accepted for, the accuracy, completeness, timeliness or availability of such information, including ratings. Neither the Shenkman Group nor any third party content provider is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS GIVE ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF SUCH THIRD PARTY CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

References to indices are for information purposes only. The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark. The strategies referred to herein are not design to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

The Shenkman Capital Floating Rate High Income Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Shenkman Capital Management, Inc.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2023

Dear Shareholder,

The Shenkman Capital Short Duration High Income Fund (the “Fund”) continued to seek a high level of current income over the past fiscal year by focusing on investments within the non-investment grade universe, we believed to be high quality, yet short duration. The Fund’s Institutional Class (SCFIX) returned 8.32% for the fiscal year-ended September 30, 2023 (the “Annual Period”), and ended the Annual Period with a duration-to-worst of 1.78 years and average final maturity of 2.49 years. The Fund’s Class A shares returned 7.99% (without sales load) and 4.72% (with maximum sales load imposed on purchases of 3.00%) for the Annual Period, and the Class F shares returned 8.25%. Additionally, the Class C shares returned 7.23% (without sales load) and 6.23% (with maximum deferred sales load of 1.00%) for the Annual Period. The Fund’s benchmark, the ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C), returned 8.93% for the Annual Period. The ICE BofA U.S. Treasuries 0-3 Year Index (G1QA) returned 3.13% for the Annual Period.

In what was a relatively strong period for the broader high yield market, as measured by the ICE BofA U.S. High Yield Index (H0A0) after a challenging prior twelve months, the Fund participated in the market rally despite its more defensive shorter tenor positioning while outpacing shorter dated Treasuries (G1QA). The broader high yield market as measured by the H0A0 surged 10.20% for the Period. Given the significant downward average price movement in the high yield market over the last 18 months, the impact of duration-based index rebalancing for the Benchmark has resulted in greater performance dispersion relative to the Fund. That having been said, the Fund’s underperformance versus the Benchmark was largely attributable to its negative selection in B rated credits and negative selection and underweight in credits with maturities between 1 and 3 years, outweighing the positive effects from having exposure to CCC rated credits and positive selection and underweight in BB rated credits. On a sector basis, negative selection and underweight in Financials and negative selection in Technology were also detractors, outweighing positive selection in Industrials and Automotives and having exposure to CCC rated credits. The Fund’s sector positioning is generally largely a function of its focus on bottom-up, individual security selection and fundamental analysis and less driven by top-down, sector-driven allocations. The Fund’s top three broader sector exposures are concentrated in Leisure, Gaming & Travel, Industrials and Healthcare. We believe our Leisure, Gaming & Travel exposure is well diversified, including subsegments that have historically been more stable such as fast-food franchisors and regional theme parks as well as exposure to, in our opinion, well positioned companies with credit-specific positive catalysts within Hotels & Gaming subsegments. The Industrials sector exposure captures a wide range of sub-industries and holdings that are broadly diversified and include service companies that in our view have

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2023

attractive business models and competitive positions. The Healthcare sector is historically among the most stable and defensive sector given its consistent/recurring revenues, solid free cash flow generation and strong asset coverage. Additionally, within Energy, we have intentionally avoided the Oil & Gas sector given the unfavorable risk/reward for shorter maturities in the space and the asymmetric downside volatility associated with the violent and uncontrollable swings in commodity prices; however, we have favored the Midstream sector with historically relatively strong recurring cash flows, significant asset coverage, and generally more stable credit profiles due to the lower volatility inherent in transport and storage. The Fund’s exposure to bank loans was a contributor to performance as bank loan returns outpaced short duration for the Annual Period. The Fund’s bank loan weighting increased during the Annual Period from 5.03% to 10.39%. As of September 30, 2023, the average price of the Fund’s investments at the end of the period was $97.16 (up from $94.67 a year ago), with a current yield of 6.49%, SEC 30-Day unsubsidized yield of 6.68%, yield-to-maturity of 7.55%, and a yield-to-worst of 7.46%. As we believe diversification remains a key factor in helping to mitigate risk, the portfolio was well-diversified, ending the period with investments in 201 issuers across 15 sectors as of September 30, 2023.

Market Commentary

The past twelve months saw several macro-pressures, including turbulence in the banking sector and market uncertainty due to monetary policy actions by the Fed. Despite this, the broader high yield market, as measured by the H0A0, rallied 10.20% during the Annual Period, given the strength in broader equity markets. Within broader high yield (H0A0), the shorter duration tiers of the market lagged longer duration whereas by ratings category, CCC rated bonds posted the strongest performance while BB rated bonds trailed lower rated tiers.

The J.P. Morgan U.S. trailing 12-month par-weighted bond default rate ended the period at 1.32%, up 48bp YTD but well below the long-term historical average of 3.1%. Additionally, new issue volume has been stronger in 2023 with $136.6 billion of high yield issuance year to date, up 52% from 2022’s year-to-date period, as refinancing continued to be the dominant use of proceeds for new issuance, accounting for 63% YTD 2023.

Outlook

A significant increase in treasury rates combined with the strength of CCCs helped drive the tightening of spreads in the market during the quarter. Credit fundamentals have stayed relatively healthy, as evidenced by relatively low default rates and a positive credit rating agency upgrade to downgrade ratio. However, as higher capital costs are transmitted through the economy, we believe pressures could increase and focus on single-name selection, as well as industry idiosyncrasies, will be critical components for

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2023

outperformance. With the market’s yield near 9% and the average price below 90.00, in our opinion, the market could be poised to have a strong fourth-quarter performance relative to other major asset classes. We continue to believe the higher-quality short duration segment of the high yield market remains well positioned as a lower volatility solution with the ability to seek to capture attractive risk-adjusted returns in the current environment.

Thank you again for your continued support and trust in our strategy. We look forward to growing with you.

IMPORTANT INFORMATION

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC. The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”). Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training. EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Any third-party information contained herein was obtained from sources that Shenkman considers to be reliable; however, no representation is made as to, and Shenkman accepts no responsibility, warranty or liability for the accuracy or completeness of such information. Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2023

rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The ICE BofA U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofA BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The ICE BofA U.S. High Yield, BB-B Rated, Constrained Index (HUC4) has an inception date of December 31, 1996, and is a subset of the ICE BofA U.S. High Yield Index (H0A0) that consists of all securities rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%.

The ICE BofA U.S. Treasuries 0-3 year Index (G1QA) is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of less than three years.

You cannot invest directly in an index.

Free cash flow (FCF) is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed using either the final maturity date, or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Spread-to-worst is the difference between the yield-to-worst of a bond and yield-to-worst of a U.S. Treasury with a similar duration.

Current Yield is the annual income (interest or dividends) divided by the current price of the security. This measure looks at the current price of a bond instead of its face value and represents the return an investor would expect if he or she purchased the bond and held it for a year. This measure is not an accurate reflection of the actual return that an investor will receive in all cases because bond and stock prices are constantly changing due to market factors.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2023

Yield-to-Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield. YTM is a complex but accurate calculation of a bond’s return that helps investors compare bonds with different maturities and coupons.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and S&P Global Ratings (“S&P”) to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. S&P assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

Any information in these materials from ICE Data Indices, LLC (“ICE BofA”) was used with permission. ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE SHENKMAN GROUP, OR ANY OF ITS PRODUCTS OR SERVICES.

References to indices are for information purposes only. The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark. The strategies referred to herein are not designed to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

The Shenkman Capital Short Duration High Income Fund is distributed by Quasar Distributors, LLC.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Floating Rate High Income Fund –
Institutional Class vs. the Morningstar® LSTA US Leveraged Loan Index
and the Morningstar® LSTA US B- Ratings and Above Loan Index

Average Annual Total Return:
			Since Inception
	One Year	Five Year	10/15/2014	3/1/2017
Class F (SFHFX)	11.75%	3.61%	—	3.74%
Institutional Class (SFHIX)	11.77%	3.63%	3.70%	—
Morningstar LSTA US Leveraged
Loan Index	13.05%	4.46%	4.39%	4.46%
Morningstar LSTA US B- Ratings
and Above Loan Index	13.23%	4.52%	4.40%	4.46%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

SFHFX Expense Ratio – Gross:  0.81%
SFHFX Expense Ratio – Net:  0.64%*

SFHIX Expense Ratio – Gross:  0.71%
SFHIX Expense Ratio – Net:  0.54%*

Expense ratios shown are as of the Fund’s registration statement dated January 28, 2023.

*
Shenkman Capital Management, Inc., the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to limit total annual fund operating expenses to the net amount presented through at least January 27, 2024.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Morningstar® LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

The Morningstar® LSTA US B- Ratings and Above Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded institutional term loans that are rated B- or above and syndicated to U.S. loan investors. The Morningstar® LSTA US B- Ratings and Above Loan Index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Short Duration High Income Fund –
Institutional Class vs. the ICE BofA 0-3 Year U.S. Treasury Index and
the ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index

Average Annual Total Return:

	One	Five	Ten	Since Inception
	Year	Year	Year	10/31/2012	5/17/2013	1/28/2014
Class A (SCFAX)
(with sales load)	4.72%	1.97%	2.39%	2.53%	—	—
Class A (SCFAX)
(without sales load)	7.99%	2.60%	2.70%	2.82%	—	—
Class C (SCFCX)
(with deferred
sales load)	6.23%	1.84%	—	—	—	1.82%
Class C (SCFCX)
(without deferred
sales load)	7.23%	1.84%	—	—	—	1.82%
Class F (SCFFX)	8.25%	2.85%	2.94%	—	2.91%	—
Institutional
Class (SCFIX)	8.32%	2.93%	3.03%	3.15%	—	—
ICE BofA 0-3 Year
U.S. Treasury Index	3.13%	1.28%	0.93%	0.88%	0.91%	0.95%
ICE BofA 0-2 Year
Duration BB-B
U.S. High Yield
Constrained Index	8.93%	3.01%	3.47%	3.61%	3.40%	3.35%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCFAX Expense Ratio – Gross:  1.01%
SCFAX Expense Ratio – Net:  1.00%*

SCFCX Expense Ratio – Gross:  1.76%
SCFCX Expense Ratio – Net:  1.75%*

SCFFX Expense Ratio – Gross:  0.76%
SCFFX Expense Ratio – Net:  0.75%*

SCFIX Expense Ratio – Gross:  0.66%
SCFIX Expense Ratio – Net:  0.65%*

Expense ratios shown are as of the Fund’s registration statement dated January 28, 2023.

*
Shenkman Capital Management, Inc., the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to limit total annual fund operating expenses to the net amount presented through at least January 27, 2024.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 3.00% front-end sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within thirty calendar days. Class C shares may be subject to a CDSC of 1.00% on redemptions held for eighteen months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The ICE BofA 0-3 Year U.S. Treasury Index (G1QA) tracks the performance of US dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

The ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofA BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the ICE BofA U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive. The HUC4 index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

Information used herein from ICE Data Indices, LLC (“ICE BofA”) was used with permission. ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OR SERVICES.

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE
September 30, 2023 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2023 to September 30, 2023.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE – Continued
September 30, 2023 (Unaudited)

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Shenkman Capital Floating Rate High Income Fund
Actual
Class F	$1,000.00	$1,056.50	$2.89
Institutional Class	$1,000.00	$1,056.70	$2.78
Hypothetical (5% return
before expenses)
Class F	$1,000.00	$1,022.26	$2.84
Institutional Class	$1,000.00	$1,022.36	$2.74

(1)
Shenkman Capital Floating Rate High Income Fund – Class F and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.56% and 0.54%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 5.65% for Class F and 5.67% for the Institutional Class as of September 30, 2023.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Shenkman Capital Short Duration High Income Fund
Actual
Class A	$1,000.00	$1,024.10	$4.87
Class C	$1,000.00	$1,020.50	$8.61
Class F	$1,000.00	$1,025.40	$3.71
Institutional Class	$1,000.00	$1,025.70	$3.30
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,020.26	$4.86
Class C	$1,000.00	$1,016.55	$8.59
Class F	$1,000.00	$1,021.41	$3.70
Institutional Class	$1,000.00	$1,021.81	$3.29

(2)
Shenkman Capital Short Duration High Income Fund – Class A, Class C, Class F, and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.96%, 1.70%, 0.73% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 2.41% for Class A, 2.05% for Class C, 2.54% for Class F, and 2.57% for the Institutional Class as of September 30, 2023.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2023 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
Stars Group Holdings B.V., Senior Secured First Lien Term
Loan 7.902% (3 Month SOFR USD + 2.25%), 07/21/2026	1.06%
Verscend Holding Corp., Senior Secured First Lien Term
Loan 9.431% (1 Month SOFR USD + 4.00%), 08/27/2025	0.82%
Triton Water Holdings, Inc.,
Senior Secured First Lien Term Loan 8.753%
(3 Month SOFR USD + 3.25%, 0.500% Floor), 03/31/2028	0.79%
Project Alpha Intermediate Holding, Inc.,
Senior Secured First Lien Term Loan 9.431%
(1 Month SOFR USD + 4.00%), 04/26/2024	0.79%
Asurion, LLC, Senior Secured First Lien Term Loan 9.666%
(1 Month SOFR USD + 4.25%), 12/23/2026	0.78%
Cambrex Corp., Senior Secured First Lien Term Loan 8.916%
(1 Month SOFR USD + 3.50%, 0.750% Floor), 12/04/2026	0.76%
Caesars Entertainment, Inc. 6.25%, 07/01/2025	0.75%
Gen Digital, Inc. 5.00%, 04/15/2025	0.74%
Boxer Parent Co., Inc., Senior Secured First Lien Term
Loan 9.181% (1 Month SOFR USD + 3.75%), 10/02/2025	0.68%
Surgery Center Holdings, Inc.,
Senior Secured First Lien Term Loan 9.189%
(1 Month SOFR USD + 3.75%, 0.750% Floor), 09/03/2026	0.68%

The portfolio’s holdings and allocations are subject to change. The top ten holdings presented exclude the money market fund. The percentages are of total net assets as of September 30, 2023.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d)

AEROSPACE & DEFENSE – 1.04%
Barnes Group, Inc.,
Senior Secured First Lien Term Loan
8.416% (1 Month SOFR USD + 3.00%),
08/12/2030 (a)	$596,000	$597,639
Bleriot U.S. Bidco, Inc.,
Senior Secured First Lien Term Loan
9.652% (3 Month SOFR USD + 4.00%),
10/31/2028 (a)	297,255	297,971
Dynasty Acquisition Co., Inc.
Senior Secured First Lien Term Loan
9.316% (1 Month SOFR USD + 4.00%),
08/24/2028 (a)	552,615	552,156
Senior Secured First Lien Term Loan
9.316% (1 Month SOFR USD + 4.00%),
08/24/2028 (a)	237,405	237,208
KKR Apple Bidco, LLC,
Senior Secured First Lien Term Loan
9.316% (1 Month SOFR USD + 4.00%,
0.500% Floor), 09/22/2028 (a)	633,807	634,070
LSF11 Trinity Bidco, Inc.,
Senior Secured First Lien Term Loan
9.832% (1 Month SOFR USD + 4.50%),
06/14/2030 (a)	399,000	399,000
Spirit Aerosystems, Inc.,
Senior Secured First Lien Term Loan
9.619% (3 Month SOFR USD + 4.25%,
0.500% Floor), 01/15/2027 (a)	329,525	329,443
		3,047,487
AUTO RETAIL – 0.89%
CWGS Group, LLC
Senior Secured First Lien Term Loan
7.931% (1 Month SOFR USD + 2.50%,
0.750% Floor), 06/05/2028 (a)	49,846	47,039
Senior Secured First Lien Term Loan
7.945% (1 Month SOFR USD + 2.50%,
0.750% Floor), 06/05/2028 (a)	687,528	648,814

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

AUTO RETAIL – 0.89% – Continued
FleetPride, Inc.,
Senior Secured First Lien Term Loan
9.829%, 09/04/2028 (a)(g)	$351,000	$347,709
LS Group Opco Acquisition, LLC,
Senior Secured First Lien Term Loan
8.692% (1 Month SOFR USD + 3.25%,
0.750% Floor), 11/02/2027 (a)	991,950	988,230
Mavis Tire Express Services Topco Corp,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%,
0.750% Floor), 05/04/2028 (a)	592,017	591,277
		2,623,069
AUTOMOTIVE – 0.85%
American Axle & Manufacturing, Inc.
Senior Secured First Lien Term Loan
8.929% (1 Month SOFR USD + 3.50%,
0.500% Floor), 12/13/2029 (a)	525,327	524,234
Senior Secured First Lien Term Loan
8.929% (6 Month SOFR USD + 3.50%,
0.500% Floor), 12/13/2029 (a)	226,008	225,538
Autokiniton U.S. Holdings, Inc.,
Senior Secured First Lien Term Loan
9.931% (1 Month SOFR USD + 4.50%,
0.500% Floor), 04/06/2028 (a)	299,690	294,445
First Brands Group, LLC
Senior Secured First Lien Term Loan
10.881% (6 Month SOFR USD + 5.00%,
1.000% Floor), 03/30/2027 (a)	319,182	315,723
Senior Secured First Lien Term Loan
10.881% (6 Month SOFR USD + 5.00%,
1.000% Floor), 03/30/2027 (a)	469,817	464,827
Phinia, Inc.,
Senior Secured First Lien Term Loan
9.49% (3 Month SOFR USD + 4.00%),
07/03/2028 (a)	269,208	269,881

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

AUTOMOTIVE – 0.85% – Continued
Tenneco, Inc.
Senior Secured First Lien Term Loan
10.476% (3 Month SOFR USD + 5.00%,
0.500% Floor), 11/17/2028 (a)	$479,646	$408,450
Senior Secured First Lien Term Loan
10.49% (1 Month SOFR USD + 5.00%,
0.500% Floor), 11/17/2028 (a)	1,354	1,153
		2,504,251
BUILDING PRODUCTS – 2.41%
Cornerstone Building Brands, Inc.,
Senior Secured First Lien Term Loan
8.682% (1 Month SOFR USD + 3.25%,
0.500% Floor), 04/12/2028 (a)	746,572	730,476
CPG International, LLC,
Senior Secured First Lien Term Loan
7.916% (1 Month SOFR USD + 2.50%,
0.500% Floor), 04/30/2029 (a)	1,246,410	1,246,927
Griffon Corp.,
Senior Secured First Lien Term Loan
7.791% (3 Month SOFR USD + 2.25%,
0.500% Floor), 01/24/2029 (a)	382,980	383,507
Janus International Group, LLC,
Senior Secured First Lien Term Loan
8.677% (1 Month SOFR USD + 3.25%,
1.000% Floor), 08/05/2030 (a)	804,000	802,493
QUIKRETE Holdings, Inc.
Senior Secured First Lien Term Loan
8.056% (1 Month SOFR USD + 2.625%),
02/01/2027 (a)	900,067	899,914
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%),
03/19/2029 (a)	1,127,825	1,129,364
SRS Distribution, Inc.,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 06/02/2028 (a)	771,066	764,439

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

BUILDING PRODUCTS – 2.41% – Continued
TAMKO Building Products, LLC,
Senior Secured First Lien Term Loan
8.898% (3 Month SOFR USD + 3.50%),
09/13/2030 (a)	$457,053	$455,627
VC GB Holdings I Corp.,
Senior Secured First Lien Term Loan
8.652% (1 Month SOFR USD + 3.00%,
0.500% Floor), 07/21/2028 (a)	651,398	640,461
		7,053,208
CHEMICALS – 3.76%
Axalta Coating Systems U.S. Holdings , Inc.,
Senior Secured First Lien Term Loan
7.812% (1 Month SOFR USD + 2.50%,
0.500% Floor), 12/20/2029 (a)	840,325	842,820
Discovery Purchaser Corp.,
Senior Secured First Lien Term Loan
9.617% (3 Month SOFR USD + 4.375%,
0.500% Floor), 10/04/2029 (a)	627,260	606,002
Ineos U.S. Finance, LLC
Senior Secured First Lien Term Loan
7.916% (1 Month SOFR USD + 2.50%,
0.500% Floor), 11/06/2028 (a)	709,200	703,548
Senior Secured First Lien Term Loan
8.916% (1 Month SOFR USD + 3.50%),
02/19/2030 (a)	1,007,475	1,001,178
Ineos U.S. Petrochem, LLC
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%,
0.500% Floor), 01/29/2026 (a)	488,750	487,773
Senior Secured First Lien Term Loan
9.166% (1 Month SOFR USD + 3.75%),
03/14/2030 (a)	238,403	237,957
Koppers, Inc.
Senior Secured First Lien Term Loan
9.31% (Daily SOFR USD + 4.00%,
0.500% Floor), 04/10/2030 (a)	87,264	87,591
Senior Secured First Lien Term Loan
9.44% (1 Month SOFR USD + 4.00%,
0.500% Floor), 04/10/2030 (a)	146,415	146,965

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

CHEMICALS – 3.76% – Continued
LSF11 A5 Holdco, LLC
Senior Secured First Lien Term Loan
9.666% (1 Month SOFR USD + 4.25%,
0.500% Floor), 10/15/2028 (a)	$324,188	$320,540
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 10/16/2028 (a)	453,104	443,022
Lummus Technology Holdings V, LLC,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%),
06/30/2027 (a)	467,753	467,201
Nouryon Finance B.V.
Senior Secured First Lien Term Loan
8.427% (1 Month SOFR USD + 3.00%),
10/01/2025 (a)	264,130	264,460
Senior Secured First Lien Term Loan
9.318%, 04/03/2028 (a)(g)	49,727	49,209
Senior Secured First Lien Term Loan
9.347% (3 Month SOFR USD + 4.00%),
04/03/2028 (a)	308,228	305,017
Olympus Water U.S. Holding Corp,
Senior Secured First Lien Term Loan
10.39% (3 Month SOFR USD + 5.00%,
0.500% Floor), 11/09/2028 (a)	285,000	285,178
Orion Engineered Carbons GmbH,
Senior Secured First Lien Term Loan
7.64% (3 Month SOFR USD + 2.15%,
0.500% Floor), 09/22/2028 (a)	282,240	280,476
PMHC II, Inc.,
Senior Secured First Lien Term Loan
9.698% (3 Month SOFR USD + 4.25%,
0.500% Floor), 04/23/2029 (a)	1,080,436	1,022,606
Polar U.S. Borrower, LLC
Senior Secured First Lien Term Loan
9.821% (6 Month SOFR USD + 4.75%),
10/15/2025 (a)	259,516	209,722
Senior Secured First Lien Term Loan
10.151% (3 Month SOFR USD + 4.75%),
10/15/2025 (a)	221,794	179,237

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

CHEMICALS – 3.76% – Continued
PQ Corp.,
Senior Secured First Lien Term Loan
7.969% (3 Month SOFR USD + 2.50%,
0.500% Floor), 06/09/2028 (a)	$350,923	$350,310
PQ Performance Chemicals,
Senior Secured First Lien Term Loan
8.692% (1 Month SOFR USD + 3.25%,
0.750% Floor), 08/02/2028 (a)	519,743	518,443
SCIH Salt Holdings, Inc.,
Senior Secured First Lien Term Loan
9.631% (3 Month SOFR USD + 4.00%,
0.750% Floor), 03/16/2027 (a)	1,043,456	1,038,750
Tronox Finance, LLC
Senior Secured First Lien Term Loan
7.931% (1 Month SOFR USD + 2.50%),
03/10/2028 (a)	70,154	69,041
Senior Secured First Lien Term Loan
8.152% (1 Month SOFR USD + 2.50%),
03/10/2028 (a)	346,154	340,664
Vantage Specialty Chemicals, Inc.,
Senior Secured First Lien Term Loan
10.081% (1 Month SOFR USD + 4.75%,
0.500% Floor), 10/26/2026 (a)	765,794	752,201
		11,009,911
COMMERCIAL SERVICES – 6.00%
AlixPartners, , LLP,
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%,
0.500% Floor), 02/04/2028 (a)	1,034,342	1,034,859
Allied Universal Holdco, LLC
Senior Secured First Lien Term Loan
9.166% (1 Month SOFR USD + 3.75%,
0.500% Floor), 05/12/2028 (a)	459,673	444,759
Senior Secured First Lien Term Loan
9.781% (1 Month SOFR USD + 4.75%,
0.500% Floor), 05/12/2028 (a)	445,000	439,438

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

COMMERCIAL SERVICES – 6.00% – Continued
American Auto Auction Group, LLC,
Senior Secured First Lien Term Loan
10.39% (3 Month SOFR USD + 5.00%,
0.750% Floor), 12/30/2027 (a)	$484,373	$460,154
Apex Group Treasury, LLC,
Senior Secured First Lien Term Loan
9.379% (3 Month SOFR USD + 3.75%,
0.500% Floor), 07/27/2028 (a)	738,382	733,305
Aramark Services, Inc.,
Senior Secured First Lien Term Loan
7.931% (1 Month SOFR USD + 2.50%),
06/24/2030 (a)	458,001	458,288
Camelot U.S. Acquisition, LLC
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%),
10/30/2026 (a)	657,535	657,946
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%,
1.000% Floor), 10/30/2026 (a)	1,837,244	1,836,482
Corelogic, Inc.,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 06/02/2028 (a)	316,833	293,927
Deerfield Dakota Holding, LLC,
Senior Secured First Lien Term Loan
9.14% (3 Month SOFR USD + 3.75%,
1.000% Floor), 04/09/2027 (a)	1,994,017	1,948,743
Dun & Bradstreet Corp.,
Senior Secured First Lien Term Loan
8.167% (1 Month SOFR USD + 2.75%),
02/06/2026 (a)	1,766,540	1,765,984
EAB Global, Inc.,
Senior Secured First Lien Term Loan
8.872% (6 Month LIBOR USD + 3.50%,
0.500% Floor), 08/16/2028 (a)	492,645	489,874
Galaxy U.S. Opco, Inc.,
Senior Secured First Lien Term Loan
10.066% (1 Month SOFR USD + 4.75%,
0.500% Floor), 04/30/2029 (a)	354,323	339,707

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

COMMERCIAL SERVICES – 6.00% – Continued
Garda World Security Corp.,
Senior Secured First Lien Term Loan
9.746% (3 Month SOFR USD + 4.25%),
10/30/2026 (a)	$880,876	$881,743
Garrett LX III Sarl
Senior Secured First Lien Term Loan
9.869% (3 Month SOFR USD + 4.50%,
0.500% Floor), 05/01/2028 (a)	107,143	107,411
Senior Secured First Lien Term Loan
10.131% (3 Month SOFR USD + 4.50%,
0.500% Floor), 05/01/2028 (a)	160,714	161,116
Indy U.S. BIDCO, LLC
Senior Secured First Lien Term Loan
9.066% (1 Month SOFR USD + 3.75%),
03/06/2028 (a)	602,691	578,583
Senior Secured First Lien Term Loan
11.566% (1 Month SOFR USD + 6.25%,
0.500% Floor), 03/06/2028 (a)	635,009	620,191
OMNIA Partners, LLC
Senior Secured First Lien Term Loan
9.601% (3 Month SOFR USD + 4.25%),
07/25/2030 (a)	552,133	553,455
Senior Secured First Lien Delayed-Draw
Term Loan 9.915%, 07/31/2030 (a)(g)(i)	51,867	51,991
Pre-Paid Legal Services, Inc.,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 12/15/2028 (a)	443,618	440,014
Saphilux Sarl,
Senior Secured First Lien Term Loan
4.75% (3 Month SOFR USD + 4.75%,
0.500% Floor), 07/18/2028 (a)	366,000	366,686
SS&C Technologies, Inc.
Senior Secured First Lien Term Loan
7.666% (1 Month SOFR USD + 2.25%,
0.500% Floor), 03/22/2029 (a)	599,903	600,515
Senior Secured First Lien Term Loan
7.666% (1 Month SOFR USD + 2.25%,
0.500% Floor), 03/22/2029 (a)	397,970	398,376

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

COMMERCIAL SERVICES – 6.00% – Continued
Tempo Acquisition, LLC,
Senior Secured First Lien Term Loan
8.316% (1 Month SOFR USD + 3.00%,
0.500% Floor), 08/31/2028 (a)	$74,813	$74,953
Trans Union, LLC,
Senior Secured First Lien Term Loan
7.681% (1 Month SOFR USD + 2.25%,
0.500% Floor), 12/01/2028 (a)	1,262,537	1,263,491
VT Topco, Inc.,
Senior Secured First Lien Term Loan
9.661% (1 Month SOFR USD + 4.25%,
0.500% Floor), 08/09/2030 (a)	579,720	580,749
		17,582,740
CONSTRUCTION & ENGINEERING – 1.99%
Amentum Government Services Holdings, LLC
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%),
02/01/2027 (a)	925,898	921,269
Senior Secured First Lien Term Loan
9.331% (1 Month SOFR USD + 4.00%,
0.500% Floor), 02/15/2029 (a)	298,395	295,039
American Residential Services, LLC,
Senior Secured First Lien Term Loan
9.152% (3 Month SOFR USD + 3.50%,
0.750% Floor), 10/15/2027 (a)	660,328	659,502
Api Group DE, Inc.
Senior Secured First Lien Term Loan
7.931% (1 Month SOFR USD + 2.50%),
10/01/2026 (a)	506,738	508,046
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%),
01/03/2029 (a)	499,308	501,065
Brand Industrial Services, Inc.,
Senior Secured First Lien Term Loan
10.872% (3 Month SOFR USD + 5.50%,
0.500% Floor), 07/25/2030 (a)	835,000	815,753

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

CONSTRUCTION & ENGINEERING – 1.99% – Continued
Centuri Group, Inc.,
Senior Secured First Lien Term Loan
7.931% (1 Month SOFR USD + 2.50%,
0.500% Floor), 08/28/2028 (a)	$663,572	$662,175
Tecta America Corp.
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%,
0.750% Floor), 04/06/2028 (a)	685,161	684,794
Senior Secured First Lien Term Loan
9.696% (1 Month SOFR USD + 4.25%,
0.750% Floor), 04/10/2028 (a)	213,000	212,886
Tiger Acquisition, LLC,
Senior Secured First Lien Term Loan
8.666% (1 Month SOFR USD + 3.25%,
0.500% Floor), 06/01/2028 (a)	583,100	576,995
		5,837,524
CONSUMER DISCRETIONARY – 2.15%
Champ Acquisition Corp.,
Senior Secured First Lien Term Loan
11.152% (3 Month SOFR USD + 5.50%),
12/19/2025 (a)	160,548	160,829
Fugue Finance, LLC,
Senior Secured First Lien Term Loan
9.354% (3 Month SOFR USD + 4.00%,
0.500% Floor), 01/31/2028 (a)	445,144	446,535
Hanesbrands, Inc.,
Senior Secured First Lien Term Loan
9.081% (1 Month SOFR USD + 3.75%,
0.500% Floor), 03/08/2030 (a)	503,470	494,659
Houghton Mifflin Harcourt Co.,
Senior Secured First Lien Term Loan
10.666% (1 Month SOFR USD + 5.25%,
0.500% Floor), 04/09/2029 (a)	1,212,750	1,151,105
KUEHG Corp.,
Senior Secured First Lien Term Loan
10.39% (3 Month SOFR USD + 5.00%,
0.500% Floor), 06/12/2030 (a)	252,000	252,827

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

CONSUMER DISCRETIONARY – 2.15% – Continued
Learning Care Group (U.S.) No. 2, Inc.
Senior Secured First Lien Term Loan
10.117% (3 Month SOFR USD + 4.75%,
0.500% Floor), 08/11/2028 (a)	$146,389	$146,572
Senior Secured First Lien Term Loan
10.14% (3 Month SOFR USD + 4.75%,
0.500% Floor), 08/11/2028 (a)	8,611	8,622
Prometric Holdings, Inc.
Senior Secured First Lien Term Loan
8.684% (3 Month SOFR USD + 3.00%,
1.000% Floor), 01/29/2025 (a)	946,349	939,961
Senior Secured First Lien Term Loan
10.575%, 01/29/2028 (a)(g)	724,000	702,280
Renaissance Holding Corp,
Senior Secured First Lien Term Loan
10.066% (3 Month SOFR USD + 4.75%,
0.500% Floor), 04/05/2030 (a)	730,000	725,437
Spring Education Group, Inc.,
Senior Secured First Lien Term Loan
10.081%, 09/28/2030 (a)(g)	361,000	358,386
Tory Burch, LLC,
Senior Secured First Lien Term Loan
8.696% (1 Month SOFR USD + 3.25%,
0.500% Floor), 04/14/2028 (a)	366,563	362,373
Tumi, Inc.,
Senior Secured First Lien Term Loan
8.066% (1 Month SOFR USD + 2.75%,
0.500% Floor), 06/21/2030 (a)	380,048	381,237
WW International , Inc.,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 04/13/2028 (a)	233,415	177,493
		6,308,316
CONSUMER NON-DISCRETIONARY – 0.26%
Kronos Acquisition Holdings, Inc.,
Senior Secured First Lien Term Loan
9.402% (3 Month SOFR USD + 3.75%,
0.500% Floor), 12/22/2026 (a)	763,413	761,076

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

ENVIRONMENTAL SERVICES – 1.40%
Belfor Holdings, Inc.
Senior Secured First Lien Term Loan
9.446% (1 Month SOFR USD + 4.00%),
04/06/2026 (a)	$493,880	$494,910
Senior Secured First Lien Term Loan
9.581% (1 Month SOFR USD + 4.25%,
0.500% Floor), 04/06/2026 (a)	383,060	384,018
Brightview Landscapes, LLC,
Senior Secured First Lien Term Loan
8.619% (3 Month SOFR USD + 3.25%,
0.500% Floor), 04/20/2029 (a)	466,785	467,770
Covanta Holding Corp.
Senior Secured First Lien Term Loan
7.816% (1 Month SOFR USD + 2.50%,
0.500% Floor), 11/30/2028 (a)	345,597	344,115
Senior Secured First Lien Term Loan
7.816% (1 Month SOFR USD + 2.50%,
0.500% Floor), 11/30/2028 (a)	26,282	26,169
Senior Secured First Lien Term Loan
8.334% (1 Month SOFR USD + 3.00%,
0.500% Floor), 11/30/2028 (a)	413,901	413,471
Senior Secured First Lien Term Loan
8.334% (1 Month SOFR USD + 3.00%,
0.500% Floor), 11/30/2028 (a)	31,043	31,010
EnergySolutions, LLC,
Senior Secured First Lien Term Loan
9.323% (1 Month SOFR USD + 4.00%,
0.500% Floor), 09/18/2030 (a)	362,000	360,190
GFL Environmental, Inc.
Senior Secured First Lien Term Loan
7.823% (1 Month SOFR USD + 2.50%,
0.500% Floor), 05/31/2027 (a)	106,000	106,050
Senior Secured First Lien Term Loan
7.907%, 05/31/2027 (a)(g)	167,550	167,828
WIN Waste Innovations Holdings, Inc.,
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%,
0.500% Floor), 03/24/2028 (a)	1,418,625	1,309,483
		4,105,014

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

FINANCIALS: DIVERSIFIED – 2.32%
Amynta Agency Borrower, Inc.,
Senior Secured First Lien Term Loan
10.416% (1 Month SOFR USD + 5.00%),
02/28/2028 (a)	$328,178	$328,701
Avolon TLB Borrower 1 (U.S.), LLC,
Senior Secured First Lien Term Loan
7.825% (1 Month SOFR USD + 2.50%,
0.500% Floor), 06/22/2028 (a)	496,755	497,346
Blackstone Mortgage Trust, Inc.,
Senior Secured First Lien Term Loan
7.681% (1 Month SOFR USD + 2.25%),
04/23/2026 (a)	561,600	552,828
Castlelake Aviation One, LLC,
Senior Secured First Lien Term Loan
8.421% (3 Month SOFR USD + 2.75%,
0.500% Floor), 10/22/2027 (a)	522,055	521,914
Citco Group, Ltd.,
Senior Secured First Lien Term Loan
8.591% (3 Month SOFR USD + 3.50%,
0.500% Floor), 04/26/2028 (a)	429,660	430,556
Corp. Service Co.,
Senior Secured First Lien Term Loan
8.666% (1 Month SOFR USD + 3.25%,
0.500% Floor), 11/02/2029 (a)	571,500	572,143
Edelman Financial Engines Centre, LLC,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.750% Floor), 04/07/2028 (a)	447,855	443,880
Focus Financial Partners, LLC,
Senior Secured First Lien Term Loan
8.566% (1 Month SOFR USD + 3.25%,
0.500% Floor), 06/30/2028 (a)	754,738	753,742
GTCR W Merger Sub, LLC,
Senior Secured First Lien Term Loan
9.422%, 09/21/2023 (a)(g)	144,000	144,053
Moneygram International, Inc.,
Senior Secured First Lien Term Loan
10.777% (1 Month SOFR USD + 5.50%,
0.500% Floor), 06/01/2030 (a)	319,000	303,249

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

FINANCIALS: DIVERSIFIED – 2.32% – Continued
NAB Holdings, LLC,
Senior Secured First Lien Term Loan
8.392% (3 Month SOFR USD + 3.00%,
0.500% Floor), 11/24/2028 (a)	$496,847	$496,047
VFH Parent, LLC,
Senior Secured First Lien Term Loan
8.189% (1 Month SOFR USD + 3.00%,
0.500% Floor), 01/12/2029 (a)	1,064,250	1,058,705
WEX, Inc.,
Senior Secured First Lien Term Loan
7.467% (1 Month SOFR USD + 2.25%),
03/31/2028 (a)	699,075	700,868
		6,804,032
FINANCIALS: INSURANCE – 3.18%
Acrisure, LLC
Senior Secured First Lien Term Loan
11.121% (3 Month SOFR USD + 5.75%,
1.000% Floor), 02/15/2027 (a)	908,983	915,801
Senior Secured First Lien Term Loan
9.681% (1 Month LIBOR USD + 4.25%,
0.500% Floor), 02/16/2027 (a)	260,363	260,282
AssuredPartners, Inc.
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 02/12/2027 (a)	356,788	357,010
Senior Secured First Lien Term Loan
8.946% (1 Month SOFR USD + 3.50%),
02/12/2027 (a)	631,992	631,154
Asurion, LLC
Senior Secured First Lien Term Loan
9.666% (1 Month SOFR USD + 4.25%),
12/23/2026 (a)	2,329,745	2,286,062
Senior Secured Second Lien Term Loan
10.681% (1 Month SOFR USD + 5.25%),
01/22/2029 (a)	1,160,000	1,033,224

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

FINANCIALS: INSURANCE – 3.18% – Continued
Broadstreet Partners, Inc.,
Senior Secured First Lien Term Loan
9.316% (1 Month SOFR USD + 4.00%),
01/26/2029 (a)	$315,210	$315,637
HUB International, Ltd.,
Senior Secured First Lien Term Loan
9.584% (3 Month SOFR USD + 4.25%,
0.750% Floor), 06/20/2030 (a)	1,157,094	1,161,555
Jones Deslauriers Insurance Management, Inc.,
Senior Secured First Lien Term Loan
9.548%, 07/28/2030 (a)(g)	367,000	369,296
OneDigital Borrower, LLC,
Senior Secured First Lien Term Loan
9.666% (1 Month SOFR USD + 4.25%,
0.500% Floor), 11/16/2027 (a)	295,148	295,271
USI, Inc.
Senior Secured First Lien Term Loan
9.14% (3 Month SOFR USD + 3.75%,
0.500% Floor), 11/14/2029 (a)	948,253	948,712
Senior Secured First Lien Term Loan
9.422%, 09/13/2030 (a)(g)	456,000	455,430
Senior Secured First Lien Term Loan
8.64% (3 Month SOFR USD + 3.25%),
09/14/2030 (a)	288,000	287,640
		9,317,074
FOOD & BEVERAGE – 1.57%
BCPE Empire Holdings, Inc.,
Senior Secured First Lien Term Loan
10.066% (1 Month SOFR USD + 4.75%,
0.500% Floor), 12/11/2028 (a)	452,865	453,374
H-Food Holdings, LLC
Senior Secured First Lien Term Loan
9.269% (6 Month LIBOR USD + 3.6875%),
05/23/2025 (a)	862,225	755,766
Senior Secured First Lien Term Loan
9.581% (6 Month LIBOR USD + 4.00%),
05/23/2025 (a)	119,063	104,552

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

FOOD & BEVERAGE – 1.57% – Continued
Pegasus Bidco BV,
Senior Secured First Lien Term Loan
9.615% (3 Month SOFR USD + 4.25%,
0.500% Floor), 07/12/2029 (a)	$983,568	$985,412
Triton Water Holdings, Inc.,
Senior Secured First Lien Term Loan
8.753% (3 Month SOFR USD + 3.25%,
0.500% Floor), 03/31/2028 (a)	2,366,489	2,311,268
		4,610,372
HEALTHCARE: EQUIPMENT & SUPPLIES – 2.99%
athenahealth Group, Inc.,
Senior Secured First Lien Term Loan
8.568% (1 Month SOFR USD + 3.25%,
0.500% Floor), 02/15/2029 (a)	1,671,771	1,645,131
Azalea TopCo, Inc.
Senior Secured First Lien Term Loan
8.946% (1 Month SOFR USD + 3.50%),
07/24/2026 (a)	569	548
Senior Secured First Lien Term Loan
9.003% (1 Month SOFR USD + 3.75%,
0.750% Floor), 07/24/2026 (a)	351,554	339,139
Senior Secured First Lien Term Loan
9.184% (3 Month SOFR USD + 3.50%),
07/24/2026 (a)	218,159	210,415
Senior Secured First Lien Term Loan
9.196% (1 Month SOFR USD + 3.75%,
0.750% Floor), 07/24/2026 (a)	278	269
Senior Secured First Lien Term Loan
9.434% (3 Month SOFR USD + 3.75%,
0.750% Floor), 07/24/2026 (a)	108,854	105,225
Bausch & Lomb Corp.,
Senior Secured First Lien Term Loan
8.755% (3 Month SOFR USD + 3.25%,
0.500% Floor), 05/10/2027 (a)	751,488	731,866
Cvet Midco 2, LP,
Senior Secured First Lien Term Loan
10.39% (3 Month SOFR USD + 5.00%,
0.500% Floor), 10/15/2029 (a)	233,825	231,695

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

HEALTHCARE: EQUIPMENT & SUPPLIES – 2.99% – Continued
Embecta Corp,
Senior Secured First Lien Term Loan
8.337% (6 Month SOFR USD + 3.00%,
0.500% Floor), 03/30/2029 (a)	$405,220	$397,781
Gainwell Acquisition Corp.,
Senior Secured First Lien Term Loan
9.49% (3 Month SOFR USD + 4.00%,
0.750% Floor), 10/01/2027 (a)	1,545,544	1,511,735
Greenway Health, LLC,
Senior Secured First Lien Term Loan
9.181% (1 Month SOFR USD + 3.75%,
1.000% Floor), 02/16/2024 (a)	363,032	340,342
Insulet Corp.,
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%,
0.500% Floor), 05/04/2028 (a)	762,450	762,850
Medline Borrower, LP,
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%,
0.500% Floor), 10/23/2028 (a)	926,766	925,344
Navicure, Inc.,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%),
10/22/2026 (a)	1,563,767	1,567,434
		8,769,774
HEALTHCARE: FACILITIES – 3.38%
ADMI Corp.
Senior Secured First Lien Term Loan
8.806% (1 Month SOFR USD + 3.375%,
0.500% Floor), 12/23/2027 (a)	636,787	591,893
Senior Secured First Lien Term Loan
9.181% (1 Month SOFR USD + 3.75%,
0.500% Floor), 12/23/2027 (a)	637,000	595,821
CHG Healthcare Services, Inc.
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%,
0.500% Floor), 09/29/2028 (a)	295,253	294,398
Senior Secured First Lien Term Loan
9.145% (3 Month SOFR USD + 3.75%,
0.500% Floor), 09/29/2028 (a)	390,304	390,548
The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

HEALTHCARE: FACILITIES – 3.38% – Continued
Electron Bidco, Inc.,
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%,
0.500% Floor), 11/01/2028 (a)	$1,207,255	$1,203,899
Heartland Dental, LLC,
Senior Secured First Lien Term Loan
10.331% (1 Month SOFR USD + 5.00%,
0.750% Floor), 04/28/2028 (a)	934,612	926,070
Option Care Health, Inc.,
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%,
0.500% Floor), 10/27/2028 (a)	1,044,702	1,048,948
Pluto Acquisition I, Inc.,
Senior Secured First Lien Term Loan
9.684% (3 Month SOFR USD + 4.00%),
06/22/2026 (a)	1,043,739	917,186
Premier Dental Services, Inc.
Senior Secured First Lien Delayed-Draw Term
Loan 10.184% (3 Month SOFR USD +
4.50%, 0.750% Floor), 08/18/2028 (a)	31,240	25,753
Senior Secured First Lien Term Loan
10.184% (3 Month SOFR USD + 4.50%,
0.750% Floor), 08/18/2028 (a)	305,794	252,089
Select Medical Corp.,
Senior Secured First Lien Term Loan
8.316% (1 Month SOFR USD + 3.00%),
03/06/2027 (a)	398,788	398,290
Sotera Health Holdings, LLC
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%,
0.500% Floor), 12/11/2026 (a)	261,000	259,467
Senior Secured First Lien Term Loan
9.073% (1 Month SOFR USD + 3.75%,
0.500% Floor), 12/11/2026 (a)	324,188	325,403
Surgery Center Holdings, Inc.,
Senior Secured First Lien Term Loan
9.189% (1 Month SOFR USD + 3.75%,
0.750% Floor), 09/03/2026 (a)	1,984,063	1,988,468

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

HEALTHCARE: FACILITIES – 3.38% – Continued
U.S. Radiology Specialists, Inc.,
Senior Secured First Lien Term Loan
10.74% (3 Month SOFR USD + 5.25%,
0.500% Floor), 12/15/2027 (a)	$715,260	$695,590
		9,913,823
HEALTHCARE: LIFE SCIENCES – 2.51%
Avantor Funding, Inc.,
Senior Secured First Lien Term Loan
7.666% (1 Month SOFR USD + 2.25%,
0.500% Floor), 11/08/2027 (a)	708,031	708,795
Cambrex Corp.,
Senior Secured First Lien Term Loan
8.916% (1 Month SOFR USD + 3.50%,
0.750% Floor), 12/04/2026 (a)	2,221,882	2,215,639
Curia Global, Inc.,
Senior Secured First Lien Term Loan
9.169% (3 Month SOFR USD + 3.75%,
0.750% Floor), 08/31/2026 (a)	1,634,553	1,365,881
Fortrea Holdings, Inc.,
Senior Secured First Lien Term Loan
9.066% (1 Month SOFR USD + 3.75%,
0.500% Floor), 07/01/2030 (a)	737,153	735,616
ICON Luxembourg Sarl,
Senior Secured First Lien Term Loan
7.902% (3 Month SOFR USD + 2.25%,
0.500% Floor), 07/03/2028 (a)	861,515	862,248
Parexel International,
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%,
0.500% Floor), 11/15/2028 (a)	619,628	616,038
PRA Health Sciences, Inc.,
Senior Secured First Lien Term Loan
7.902% (3 Month SOFR USD + 2.25%,
0.500% Floor), 07/03/2028 (a)	214,647	214,830
Star Parent, Inc.,
Senior Secured First Lien Term Loan
9.386% (3 Month SOFR USD + 4.00%),
09/19/2030 (a)	652,250	638,706
		7,357,753

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

HEALTHCARE: MANAGED HEALTH CARE – 0.82%
Verscend Holding Corp.,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%),
08/27/2025 (a)	$2,385,528	$2,389,154

HEALTHCARE: PHARMACEUTICALS & BIOTECHNOLOGY – 1.04%
Jazz Pharmaceuticals, Inc.,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 05/05/2028 (a)	1,546,828	1,547,369
Organon & Co.,
Senior Secured First Lien Term Loan
8.442% (1 Month SOFR USD + 3.00%,
0.500% Floor), 06/02/2028 (a)	1,493,426	1,493,052
		3,040,421
INDUSTRIAL MACHINERY – 4.94%
AI Aqua Merger Sub, Inc.,
Senior Secured First Lien Term Loan
9.062% (1 Month SOFR USD + 3.75%,
0.500% Floor), 07/31/2028 (a)	898,625	890,973
Ali Group North America Corp.,
Senior Secured First Lien Term Loan
7.431% (1 Month SOFR USD + 2.00%),
07/30/2029 (a)	565,267	565,660
ASP Blade Holdings, Inc.,
Senior Secured First Lien Term Loan
9.652% (3 Month SOFR USD + 4.00%,
0.500% Floor), 10/13/2028 (a)	411,439	364,510
AZZ, Inc.,
Senior Secured First Lien Term Loan
9.066% (1 Month SOFR USD + 3.75%,
0.500% Floor), 05/11/2029 (a)	555,543	557,392
Brookfield WEC Holdings, Inc.,
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%,
0.500% Floor), 08/01/2025 (a)	1,683,518	1,684,494

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

INDUSTRIAL MACHINERY – 4.94% – Continued
Chart Industries, Inc.,
Senior Secured First Lien Term Loan
9.174% (1 Month SOFR USD + 3.75%,
0.500% Floor), 03/15/2030 (a)	$1,940,950	$1,945,803
Clark Equipment Co.,
Senior Secured First Lien Term Loan
7.99% (3 Month SOFR USD + 2.50%,
0.500% Floor), 04/20/2029 (a)	391,176	391,786
Columbus McKinnon Corp.,
Senior Secured First Lien Term Loan
8.422% (3 Month SOFR USD + 2.75%,
0.500% Floor), 05/15/2028 (a)	591,603	592,715
Conair Holdings, LLC,
Senior Secured First Lien Term Loan
9.181% (1 Month SOFR USD + 3.75%,
0.500% Floor), 05/17/2028 (a)	340,845	327,494
CPM Holdings, Inc.,
Senior Secured First Lien Term Loan
9.818% (1 Month SOFR USD + 4.50%,
0.500% Floor), 09/27/2028 (a)	649,000	648,393
EMRLD Borrower, LP,
Senior Secured First Lien Term Loan
8.316% (1 Month SOFR USD + 3.00%),
05/31/2030 (a)	800,177	800,181
Filtration Group Corp.
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 10/20/2028 (a)	623,901	622,148
Senior Secured First Lien Term Loan
9.681% (1 Month SOFR USD + 4.25%,
0.500% Floor), 10/23/2028 (a)	407,950	409,027
Gates Global, LLC,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 11/16/2029 (a)	521,730	522,627
LSF12 Badger Bidco, LLC,
Senior Secured First Lien Term Loan
11.316% (1 Month SOFR USD + 6.00%),
09/02/2030 (a)	586,000	586,000

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

INDUSTRIAL MACHINERY – 4.94% – Continued
Madison IAQ, LLC,
Senior Secured First Lien Term Loan
8.689% (1 Month SOFR USD + 3.25%,
0.500% Floor), 06/21/2028 (a)	$597,253	$588,557
Pro Mach Group, Inc.,
Senior Secured First Lien Term Loan
9.446% (1 Month SOFR USD + 4.00%,
1.000% Floor), 08/31/2028 (a)	970,003	972,070
Roper Industrial Products Investment Co., LLC.,
Senior Secured First Lien Term Loan
9.89% (3 Month SOFR USD + 4.50%,
0.500% Floor), 11/22/2029 (a)	539,290	541,121
TK Elevator Midco GMBH,
Senior Secured First Lien Term Loan
9.381% (6 Month SOFR USD + 3.50%,
0.500% Floor), 07/30/2027 (a)	903,462	902,558
Vertiv Group Corp.,
Senior Secured First Lien Term Loan
8.192% (1 Month SOFR USD + 2.75%),
03/02/2027 (a)	571,577	571,477
		14,484,986
LEISURE: CASINOS & GAMING – 3.72%
888 Acquisitions, Ltd.
Senior Secured First Lien Term Loan
10.817% (6 Month SOFR USD + 5.25%,
0.500% Floor), 07/08/2028 (a)	482,524	456,386
Aristocrat Technologies, Inc.,
Senior Secured First Lien Term Loan
7.74% (3 Month SOFR USD + 2.25%,
0.500% Floor), 05/24/2029 (a)	224,143	224,983
Bally’s Corp.,
Senior Secured First Lien Term Loan
8.838% (3 Month SOFR USD + 3.25%,
0.500% Floor), 10/02/2028 (a)	416,696	409,285
Caesars Entertainment, Inc.,
Senior Secured First Lien Term Loan
8.666% (1 Month SOFR USD + 3.25%,
0.500% Floor), 02/06/2030 (a)	709,435	710,545

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

LEISURE: CASINOS & GAMING – 3.72% – Continued
Entain Holdings (Gibraltar), Ltd.
Senior Secured First Lien Term Loan
7.99% (3 Month SOFR USD + 2.50%,
0.500% Floor), 03/29/2027 (a)	$730,193	$730,127
Senior Secured First Lien Term Loan
8.99% (3 Month SOFR USD + 3.50%,
0.500% Floor), 10/31/2029 (a)	1,062,527	1,062,861
Everi Holdings, Inc.,
Senior Secured First Lien Term Loan
7.931% (1 Month SOFR USD + 2.50%,
0.500% Floor), 08/03/2028 (a)	454,538	454,822
Fertitta Entertainment, LLC,
Senior Secured First Lien Term Loan
9.316% (1 Month SOFR USD + 4.00%,
0.500% Floor), 01/29/2029 (a)	1,046,914	1,038,136
Ontario Gaming GTA, LP,
Senior Secured First Lien Term Loan
9.64% (3 Month SOFR USD + 4.25%,
0.500% Floor), 08/01/2030 (a)	738,000	739,461
Penn National Gaming, Inc.,
Senior Secured First Lien Term Loan
8.166% (1 Month SOFR USD + 2.75%,
0.500% Floor), 05/03/2029 (a)	590,968	590,968
Scientific Games International, Inc.,
Senior Secured First Lien Term Loan
8.434% (1 Month SOFR USD + 3.00%,
0.500% Floor), 04/16/2029 (a)	857,150	858,221
Stars Group Holdings B.V.
Senior Secured First Lien Term Loan
7.902% (3 Month SOFR USD + 2.25%),
07/21/2026 (a)	3,109,416	3,111,359
Senior Secured First Lien Term Loan
8.902% (3 Month SOFR USD + 3.25%,
0.500% Floor), 07/21/2028 (a)	504,900	506,415
		10,893,569

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

LEISURE: HOTELS – 2.05%
Alterra Mountain Co.,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 08/17/2028 (a)	$1,795,729	$1,796,484
Carnival Corp.,
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%,
0.750% Floor), 10/18/2028 (a)	482,408	480,799
Herschend Entertainment Co, LLC,
Senior Secured First Lien Term Loan
9.181% (1 Month SOFR USD + 3.75%,
0.500% Floor), 08/28/2028 (a)	1,179,679	1,181,154
Hilton Grand Vacations Borrower, LLC,
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%,
0.500% Floor), 08/02/2028 (a)	435,120	436,275
Lakeland Tours, LLC,
Senior Unsecured First Lien Term Loan
8.00%, 09/27/2027	333,330	256,664
RHP Hotel Properties, LP,
Senior Secured First Lien Term Loan
8.066% (1 Month SOFR USD + 2.75%),
05/20/2030 (a)	633,815	636,113
United PF Holdings, LLC,
Senior Secured First Lien Term Loan
9.631% (3 Month SOFR USD + 4.00%),
12/30/2026 (a)	1,030,977	846,050
Wyndham Hotels & Resorts, Inc.,
Senior Secured First Lien Term Loan
7.666% (1 Month SOFR USD + 2.25%),
05/24/2030 (a)	376,058	376,796
		6,010,335
LEISURE: RESTAURANTS – 1.91%
1011778 B.C. Unlimited Liability Co.,
Senior Secured First Lien Term Loan
7.574% (1 Month SOFR USD + 2.25%),
09/12/2030 (a)	624,000	622,378

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

LEISURE: RESTAURANTS – 1.91% – Continued
Dave & Buster’s, Inc.,
Senior Secured First Lien Term Loan
9.188% (1 Month SOFR USD + 3.75%,
0.500% Floor), 06/29/2029 (a)	$962,893	$964,298
Fogo De Chao, Inc.,
Senior Secured First Lien Term Loan
10.16% (3 Month SOFR USD + 4.75%,
0.500% Floor), 09/22/2030 (a)	442,000	433,529
IRB Holding Corp.,
Senior Secured First Lien Term Loan
8.416% (1 Month SOFR USD + 3.00%,
0.750% Floor), 12/15/2027 (a)	1,561,634	1,557,800
Tacala, LLC,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%,
0.750% Floor), 02/05/2027 (a)	1,123,807	1,121,351
Whatabrands, LLC,
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%,
0.500% Floor), 08/03/2028 (a)	895,058	892,820
		5,592,176
MEDIA: BROADCASTING – 1.04%
EW Scripps Co.,
Senior Secured First Lien Term Loan
7.993% (1 Month SOFR USD + 2.563%,
0.750% Floor), 05/01/2026 (a)	447,271	441,866
Hubbard Radio, LLC,
Senior Secured First Lien Term Loan
9.70% (1 Month LIBOR USD + 4.25%,
1.000% Floor), 03/28/2025 (a)	457,988	417,342
iHeartCommunications, Inc.,
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%),
05/01/2026 (a)	495,000	446,492
Nexstar Broadcasting, Inc.,
Senior Secured First Lien Term Loan
7.931% (1 Month SOFR USD + 2.50%),
09/18/2026 (a)	700,890	700,890

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

MEDIA: BROADCASTING – 1.04% – Continued
Univision Communications, Inc.
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%,
0.750% Floor), 03/13/2026 (a)	$530,996	$530,597
Senior Secured First Lien Term Loan
9.64% (3 Month SOFR USD + 4.25%,
0.500% Floor), 06/24/2029 (a)	516,463	516,592
		3,053,779
MEDIA: CABLE & SATELLITE – 3.20%
Charter Communications Operating, LLC,
Senior Secured First Lien Term Loan
6.795%, 04/30/2025 (a)(g)	466,849	467,724
Connect U.S. Finco, LLC,
Senior Secured First Lien Term Loan
8.816% (1 Month SOFR USD + 3.50%,
1.000% Floor), 12/11/2026 (a)	1,467,677	1,442,910
Coral-U.S. Co-Borrower, LLC,
Senior Secured First Lien Term Loan
7.697% (1 Month SOFR USD + 2.25%),
01/31/2028 (a)	585,000	581,253
CSC Holdings, LLC,
Senior Secured First Lien Term Loan
9.832% (1 Month SOFR USD + 4.50%),
01/18/2028 (a)	323,375	307,206
DIRECTV Financing, LLC,
Senior Secured First Lien Term Loan
10.431% (1 Month SOFR USD + 5.00%,
0.750% Floor), 08/02/2027 (a)	1,313,377	1,286,564
Iridium Satellite, LLC,
Senior Secured First Lien Term Loan
7.816% (1 Month SOFR USD + 2.50%,
0.750% Floor), 09/20/2030 (a)	836,204	836,033
Radiate Holdco, LLC,
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%,
0.750% Floor), 09/25/2026 (a)	958,501	787,629

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

MEDIA: CABLE & SATELLITE – 3.20% – Continued
Telenet Financing USD, LLC,
Senior Secured First Lien Term Loan
7.447% (1 Month SOFR USD + 2.00%),
04/28/2028 (a)	$755,000	$737,541
Telesat Canada,
Senior Secured First Lien Term Loan
8.434% (3 Month SOFR USD + 2.75%),
12/07/2026 (a)	517,907	382,226
Viasat, Inc.,
Senior Secured First Lien Term Loan
9.816% (1 Month SOFR USD + 4.50%,
0.500% Floor), 03/02/2029 (a)	308,438	287,298
Virgin Media Bristol, LLC,
Senior Secured First Lien Term Loan
7.947% (1 Month SOFR USD + 2.50%),
01/31/2028 (a)	630,000	613,661
WideOpenWest Finance, LLC,
Senior Secured First Lien Term Loan
8.39% (3 Month SOFR USD + 3.00%,
0.500% Floor), 12/20/2028 (a)	731,963	723,120
Xplornet Communications, Inc.,
Senior Secured First Lien Term Loan
9.652% (3 Month SOFR USD + 4.00%,
0.500% Floor), 10/02/2028 (a)	1,188,257	937,238
		9,390,403
MEDIA: DIVERSIFIED – 1.41%
ABG Intermediate Holdings 2, LLC
Senior Secured First Lien Term Loan
8.321%, 12/21/2028 (a)(g)(i)	89,716	89,829
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%),
12/21/2028 (a)	469,284	469,873
AP Core Holdings II, LLC,
Senior Secured First Lien Term Loan
10.931% (1 Month SOFR USD + 5.50%,
0.750% Floor), 09/01/2027 (a)	317,000	308,828

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

MEDIA: DIVERSIFIED – 1.41% – Continued
Arches Buyer, Inc.,
Senior Secured First Lien Term Loan
8.666% (1 Month SOFR USD + 3.25%,
0.500% Floor), 12/06/2027 (a)	$1,304,718	$1,280,052
Buzz Finco, LLC,
Senior Secured First Lien Term Loan
8.166% (1 Month SOFR USD + 2.75%),
01/29/2027 (a)	607,950	608,142
Dotdash Meredith, Inc.,
Senior Secured First Lien Term Loan
9.43% (1 Month SOFR USD + 4.00%,
0.500% Floor), 12/01/2028 (a)	526,508	508,738
Getty Images, Inc.,
Senior Secured First Lien Term Loan
9.99% (3 Month SOFR USD + 4.50%),
02/19/2026 (a)	851,412	854,817
		4,120,279
MEDIA: ENTERTAINMENT – 2.73%
Cirque du Soleil Holding U.S.A. Newco, Inc.,
Senior Secured First Lien Term Loan
9.64% (3 Month SOFR USD + 4.25%,
0.500% Floor), 03/08/2030 (a)	1,728,315	1,721,299
Creative Artists Agency, LLC,
Senior Secured First Lien Term Loan
8.816% (1 Month SOFR USD + 3.50%),
11/27/2028 (a)	770,971	769,252
Delta 2 (Lux) SARL,
Senior Secured First Lien Term Loan
8.316% (1 Month SOFR USD + 3.00%,
0.500% Floor), 01/15/2030 (a)	850,000	850,956
Hoya Midco, LLC,
Senior Secured First Lien Term Loan
8.619% (3 Month SOFR USD + 3.25%,
0.500% Floor), 01/26/2029 (a)	557,419	558,988
Nascar Holdings, LLC,
Senior Secured First Lien Term Loan
7.931% (1 Month SOFR USD + 2.50%),
10/19/2026 (a)	227,444	228,099

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

MEDIA: ENTERTAINMENT – 2.73% – Continued
Playtika Holding Corp.,
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%),
03/13/2028 (a)	$1,061,916	$1,062,086
Pug, LLC,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%),
02/12/2027 (a)	666,644	631,228
UFC Holdings, LLC,
Senior Secured First Lien Term Loan
8.369% (3 Month SOFR USD + 2.75%,
0.750% Floor), 04/29/2026 (a)	735,701	735,741
William Morris Endeavor Entertainment, LLC
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%),
05/16/2025 (a)	26,733	26,733
Senior Secured First Lien Term Loan
8.196% (1 Month SOFR USD + 2.75%),
05/16/2025 (a)	930,871	930,871
WMG Acquisition Corp.,
Senior Secured First Lien Term Loan
7.327% (1 Month LIBOR USD + 2.125%),
01/20/2028 (a)	498,077	498,513
		8,013,766
METALS & MINING – 0.58%
Arsenal AIC Parent, LLC,
Senior Secured First Lien Term Loan
9.879% (3 Month SOFR USD + 4.50%),
08/18/2030 (a)	510,000	509,681
Atkore International, Inc.,
Senior Secured First Lien Term Loan
7.652% (6 Month SOFR USD + 2.00%,
0.500% Floor), 05/26/2028 (a)	386,988	387,794
Grinding Media, Inc.,
Senior Secured First Lien Term Loan
9.53% (3 Month SOFR USD + 4.00%,
0.750% Floor), 10/12/2028 (a)	819,280	814,160
		1,711,635

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

MIDSTREAM: STORAGE & TRANSPORT – 1.89%
Buckeye Partners, LP,
Senior Secured First Lien Term Loan
7.666% (1 Month SOFR USD + 2.25%),
11/02/2026 (a)	$670,818	$671,127
ITT Holdings, LLC,
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%,
0.500% Floor), 07/10/2028 (a)	568,400	568,696
Northriver Midstream Finance, LP,
Senior Secured First Lien Term Loan
8.327% (1 Month SOFR USD + 3.00%),
08/16/2030 (a)	740,138	738,883
Oryx Midstream Services Permian Basin, LLC,
Senior Secured First Lien Term Loan
8.692% (1 Month SOFR USD + 3.25%,
0.500% Floor), 10/05/2028 (a)	1,503,191	1,504,603
TransMontaigne Operating Co., LP
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 11/17/2028 (a)	509,426	508,290
Senior Secured First Lien Term Loan
8.933% (1 Month SOFR USD + 3.50%,
0.500% Floor), 11/17/2028 (a)	509,427	508,290
Traverse Midstream Partners, LLC,
Senior Secured First Lien Term Loan
9.216% (3 Month SOFR USD + 3.75%,
0.500% Floor), 02/16/2028 (a)	652,652	653,419
UGI Energy Services, LLC,
Senior Secured First Lien Term Loan
8.666% (1 Month SOFR USD + 3.25%,
0.500% Floor), 02/22/2030 (a)	374,173	374,373
		5,527,681
OIL & GAS: EQUIPMENT & SERVICES – 0.13%
U.S. Silica Co.,
Senior Secured First Lien Term Loan
10.181% (1 Month SOFR USD + 4.75%,
0.500% Floor), 03/25/2030 (a)	390,168	391,457

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

PACKAGING – 1.94%
Clydesdale Acquisition Holdings, Inc.,
Senior Secured First Lien Term Loan
9.591% (1 Month SOFR USD + 4.175%,
0.500% Floor), 04/13/2029 (a)	$618,175	$610,655
LABL, Inc.,
Senior Secured First Lien Term Loan
10.416% (1 Month SOFR USD + 5.00%,
0.500% Floor), 10/30/2028 (a)	823,335	821,845
Mauser Packaging Solutions Holding Co.,
Senior Secured First Lien Term Loan
9.33% (1 Month SOFR USD + 4.00%),
08/13/2026 (a)	935,396	936,097
Pregis Topco, LLC
Senior Secured First Lien Term Loan
9.066% (1 Month SOFR USD + 3.75%),
07/31/2026 (a)	524,563	524,374
Senior Secured First Lien Term Loan
9.181% (1 Month SOFR USD + 3.75%,
0.500% Floor), 07/31/2026 (a)	539,000	537,992
Proampac PG Borrower, LLC,
Senior Secured First Lien Term Loan
12.00% (Prime Rate + 3.50%,
0.750% Floor), 09/15/2028 (a)	410,000	408,668
RLG Holdings, LLC,
Senior Secured First Lien Term Loan
9.681% (1 Month SOFR USD + 4.25%,
0.750% Floor), 07/07/2028 (a)	577,710	544,492
Sabert Corp.,
Senior Secured First Lien Term Loan
9.931% (1 Month SOFR USD + 4.50%,
1.000% Floor), 12/10/2026 (a)	386,708	388,158
Trident TPI Holdings, Inc.,
Senior Secured First Lien Term Loan
9.652% (3 Month LIBOR USD + 4.00%,
0.500% Floor), 09/15/2028 (a)	912,963	911,187
		5,683,468

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

REAL ESTATE: MANAGEMENT – 0.28%
Cushman & Wakefield U.S. Borrower, LLC,
Senior Secured First Lien Term Loan
9.316% (1 Month SOFR USD + 4.00%,
0.500% Floor), 01/31/2030 (a)	$288,000	$286,200
Greystar Real Estate Partners, LLC,
Senior Secured First Lien Term Loan
9.147% (1 Month SOFR USD + 3.75%,
0.500% Floor), 08/21/2030 (a)	548,000	548,000
		834,200
RETAIL: FOOD & DRUG – 0.28%
BJ’s Wholesale Club, Inc.,
Senior Secured First Lien Term Loan
8.079% (1 Month SOFR USD + 2.75%),
02/03/2027 (a)	645,834	648,182
JP Intermediate B, LLC,
Senior Secured First Lien Term Loan
10.817% (3 Month SOFR USD + 5.6145%,
1.000% Floor), 11/20/2027 (a)	452,852	161,328
		809,510
RETAILING – 1.55%
Belron Finance U.S., LLC,
Senior Secured First Lien Term Loan
8.056% (3 Month SOFR USD + 2.425%,
0.500% Floor), 04/13/2028 (a)	1,194,694	1,193,799
Great Outdoors Group, LLC,
Senior Secured First Lien Term Loan
9.402% (3 Month SOFR USD + 3.75%,
0.750% Floor), 03/06/2028 (a)	1,140,918	1,140,005
Harbor Freight Tools U.S.A., Inc.,
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%,
0.500% Floor), 10/19/2027 (a)	487,215	484,253
Michaels Cos., Inc.,
Senior Secured First Lien Term Loan
9.902% (3 Month SOFR USD + 4.25%,
0.750% Floor), 04/14/2028 (a)	480,930	440,267

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

RETAILING – 1.55% – Continued
PetSmart, Inc.,
Senior Secured First Lien Term Loan
9.166% (1 Month SOFR USD + 3.75%,
0.750% Floor), 02/11/2028 (a)	$452,690	$452,003
Sally Holdings, LLC,
Senior Secured First Lien Term Loan
7.566% (1 Month SOFR USD + 2.25%),
02/28/2030 (a)	478,595	479,717
Topgolf Callaway Brands Corp.,
Senior Secured First Lien Term Loan
8.916% (1 Month SOFR USD + 3.50%),
03/18/2030 (a)	339,295	338,058
		4,528,102
TECHNOLOGY HARDWARE – 1.26%
EOS U.S. Finco, LLC,
Senior Secured First Lien Term Loan
11.268% (3 Month SOFR USD + 6.00%,
0.500% Floor), 10/05/2029 (a)	416,988	406,563
Ingram Micro, Inc.,
Senior Secured First Lien Term Loan
9.038% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 06/30/2028 (a)	394,200	393,954
MKS Instruments, Inc.,
Senior Secured First Lien Term Loan
8.166% (1 Month SOFR USD + 2.75%,
0.500% Floor), 08/17/2029 (a)	888,105	889,135
Presidio Holdings, Inc.
Senior Secured First Lien Term Loan
8.916% (1 Month SOFR USD + 3.50%),
01/22/2027 (a)	15,103	15,103
Senior Secured First Lien Term Loan
8.969% (3 Month SOFR USD + 3.50%),
01/22/2027 (a)	448,776	448,776
World Wide Technology Holding Co., LLC,
Senior Secured First Lien Term Loan
8.678% (1 Month SOFR USD + 3.25%,
0.500% Floor), 03/01/2030 (a)	1,538,270	1,540,193
		3,693,724

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

TECHNOLOGY: SOFTWARE & SERVICES – 10.83%
Access CIG, LLC
Senior Secured Second Lien Term Loan
13.409% (3 Month SOFR USD + 7.75%),
02/27/2026 (a)	$616,742	$604,923
Senior Secured First Lien Term Loan
10.316% (1 Month SOFR USD + 5.00%,
0.500% Floor), 08/18/2028 (a)	715,000	706,956
Barracuda Parent, LLC,
Senior Secured First Lien Term Loan
9.869% (3 Month SOFR USD + 4.50%,
0.500% Floor), 08/15/2029 (a)	736,932	731,132
Boxer Parent Co., Inc.,
Senior Secured First Lien Term Loan
9.181% (1 Month SOFR USD + 3.75%),
10/02/2025 (a)	1,992,022	1,992,290
Central Parent, Inc.,
Senior Secured First Lien Term Loan
9.64% (3 Month SOFR USD + 4.25%,
0.500% Floor), 07/06/2029 (a)	728,940	729,979
Cloud Software Group, Inc.
Senior Secured First Lien Term Loan
9.99% (1 Month SOFR USD + 4.50%,
0.500% Floor), 03/30/2029 (a)	2,412	2,324
Senior Secured First Lien Term Loan
9.99% (3 Month SOFR USD + 4.50%,
0.500% Floor), 03/30/2029 (a)	957,676	922,509
CommerceHub, Inc.,
Senior Secured First Lien Term Loan
9.522% (3 Month SOFR USD + 4.00%,
0.750% Floor), 12/29/2027 (a)	454,431	440,941
Connectwise, LLC,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 09/29/2028 (a)	1,880,555	1,854,697
DCert Buyer, Inc.,
Senior Secured First Lien Term Loan
9.331% (3 Month SOFR USD + 4.00%),
10/16/2026 (a)	445,789	443,714

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

TECHNOLOGY: SOFTWARE & SERVICES – 10.83% – Continued
E2Open, LLC,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 02/04/2028 (a)	$607,925	$608,369
Ensono, LP,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%,
0.750% Floor), 05/19/2028 (a)	989,424	956,278
Gen Digital, Inc.,
Senior Secured First Lien Term Loan
7.416% (1 Month SOFR USD + 2.00%,
0.500% Floor), 09/12/2029 (a)	746,691	745,246
GI Consilio Parent, LLC,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%,
0.500% Floor), 05/12/2028 (a)	293,241	286,141
Greeneden U.S. Holdings II, LLC,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%,
0.750% Floor), 12/01/2027 (a)	552,124	553,223
McAfee Corp.,
Senior Secured First Lien Term Loan
9.18% (1 Month SOFR USD + 3.75%,
0.500% Floor), 03/01/2029 (a)	1,872,496	1,832,115
Mitchell International, Inc.,
Senior Secured First Lien Term Loan
9.181% (1 Month SOFR USD + 3.75%,
0.500% Floor), 10/16/2028 (a)	1,361,357	1,341,332
Mosel Bidco SE,
Senior Secured First Lien Term Loan
9.996%, 02/28/2033 (a)(g)	732,000	732,915
N-Able International Holdings II, LLC,
Senior Secured First Lien Term Loan
8.434% (3 Month SOFR USD + 2.75%,
0.500% Floor), 07/19/2028 (a)	502,740	502,112
Open Text Corp.,
Senior Secured First Lien Term Loan
8.166% (1 Month SOFR USD + 2.75%,
0.500% Floor), 01/31/2030 (a)	1,395,000	1,396,828

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

TECHNOLOGY: SOFTWARE & SERVICES – 10.83% – Continued
Optiv Security, Inc.,
Senior Secured First Lien Term Loan
10.338% (6 Month SOFR USD + 5.25%),
07/31/2026 (a)	$554,999	$539,459
Peraton Corp.,
Senior Secured First Lien Term Loan
9.166% (1 Month SOFR USD + 3.75%,
0.750% Floor), 02/01/2028 (a)	1,951,198	1,949,579
Project Alpha Intermediate Holding, Inc.,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%),
04/26/2024 (a)	2,304,394	2,305,119
Proofpoint, Inc.,
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%,
0.500% Floor), 08/31/2028 (a)	1,425,608	1,415,607
Quartz Acquireco, LLC,
Senior Secured First Lien Term Loan
8.818% (1 Month SOFR USD + 3.50%),
06/28/2030 (a)	527,000	527,000
RealPage, Inc.,
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%,
0.500% Floor), 04/24/2028 (a)	1,197,794	1,185,565
Rocket Software, Inc.
Senior Secured First Lien Term Loan
9.681% (1 Month SOFR USD + 4.25%),
11/28/2025 (a)	328,263	328,572
Senior Secured First Lien Term Loan
9.681% (1 Month SOFR USD + 4.25%,
0.500% Floor), 11/28/2025 (a)	214,888	214,889
Senior Secured First Lien Term Loan
10.074%, 11/28/2028 (a)(b)(g)	645,000	635,325
Sedgwick Claims Management Services, Inc.,
Senior Secured First Lien Term Loan
9.066% (1 Month SOFR USD + 3.75%),
02/24/2028 (a)	1,316,385	1,315,483

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

TECHNOLOGY: SOFTWARE & SERVICES – 10.83% – Continued
SolarWinds Holdings, Inc.,
Senior Secured First Lien Term Loan
9.066% (1 Month SOFR USD + 3.75%),
02/05/2027 (a)	$1,058,980	$1,061,506
Sovos Compliance, LLC,
Senior Secured First Lien Term Loan
9.931% (1 Month SOFR USD + 4.50%,
0.500% Floor), 08/11/2028 (a)	490,282	483,347
UKG, Inc.
Senior Secured First Lien Term Loan
8.618% (3 Month SOFR USD + 3.25%,
0.500% Floor), 05/04/2026 (a)	967,354	965,705
Senior Secured First Lien Term Loan
9.219% (3 Month SOFR USD + 3.75%),
05/04/2026 (a)	719,040	719,155
Senior Secured First Lien Term Loan
10.022% (3 Month SOFR USD + 4.50%,
0.500% Floor), 05/04/2026 (a)	254,363	255,475
VS Buyer, LLC,
Senior Secured First Lien Term Loan
8.666% (1 Month SOFR USD + 3.25%),
02/26/2027 (a)	452,312	451,182
		31,736,992
TELECOMMUNICATION SERVICES: DIVERSIFIED – 2.02%
Altice France SA,
Senior Secured First Lien Term Loan
10.808% (3 Month SOFR USD + 5.50%),
08/15/2028 (a)	336,889	305,937
Cincinnati Bell, Inc.,
Senior Secured First Lien Term Loan
8.666% (1 Month SOFR USD + 3.25%,
0.500% Floor), 11/22/2028 (a)	569,850	560,769
Consolidated Communications, Inc.,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.750% Floor), 10/04/2027 (a)	553,868	493,850
The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

TELECOMMUNICATION SERVICES: DIVERSIFIED – 2.02% – Continued
Crown Subsea Communications Holding, Inc.,
Senior Secured First Lien Term Loan
10.694% (1 Month SOFR USD + 5.25%,
0.750% Floor), 04/27/2027 (a)	$885,788	$890,770
Eagle Broadband Investments, LLC,
Senior Secured First Lien Term Loan
8.652% (3 Month SOFR USD + 3.00%,
0.750% Floor), 11/12/2027 (a)	611,296	598,116
Guardian U.S. Holdco, LLC,
Senior Secured First Lien Term Loan
9.389% (3 Month SOFR USD + 4.00%,
0.500% Floor), 01/31/2030 (a)	354,113	354,954
Lumen Technologies, Inc.,
Senior Secured First Lien Term Loan
7.681% (1 Month SOFR USD + 2.25%),
03/15/2027 (a)	630,836	452,382
Voyage U.S., LLC,
Senior Secured First Lien Term Loan
9.088% (3 Month SOFR USD + 3.50%,
0.500% Floor), 07/20/2028 (a)	471,380	468,582
Zayo Group Holdings, Inc.
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%),
03/09/2027 (a)	1,272,474	1,042,855
Senior Secured First Lien Term Loan
9.641% (1 Month SOFR USD + 4.325%,
0.500% Floor), 03/09/2027 (a)	364,450	297,938
Ziggo Financing Partnership,
Senior Secured First Lien Term Loan
7.947% (1 Month SOFR USD + 2.50%),
04/28/2028 (a)	455,000	445,425
		5,911,578
TELECOMMUNICATION SERVICES: WIRELESS – 0.18%
CCI Buyer, Inc.,
Senior Secured First Lien Term Loan
9.39% (3 Month SOFR USD + 4.00%,
0.750% Floor), 12/17/2027 (a)	531,375	525,288

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

TRANSPORTATION – 3.19%
AAdvantage Loyalty IP, Ltd.
Senior Secured First Lien Term Loan
10.00% (3 Month LIBOR USD + 4.75%,
0.750% Floor), 04/20/2028 (a)	$36,359	$37,521
Senior Secured First Lien Term Loan
10.338% (3 Month SOFR USD + 4.75%,
0.750% Floor), 04/20/2028 (a)	654,466	675,368
Atlas CC Acquisition Corp.
Senior Secured First Lien Term Loan
9.934% (3 Month SOFR USD + 4.25%,
0.750% Floor), 05/25/2028 (a)	1,094,146	1,027,475
Senior Secured First Lien Term Loan
9.934% (3 Month SOFR USD + 4.25%,
0.750% Floor), 05/25/2028 (a)	231,314	217,218
Avis Budget Car Rental, LLC,
Senior Secured First Lien Term Loan
8.916% (1 Month SOFR USD + 3.50%,
0.500% Floor), 03/15/2029 (a)	491,785	492,402
Brown Group Holding, LLC
Senior Secured First Lien Term Loan
9.066% (1 Month SOFR USD + 3.75%,
0.500% Floor), 07/02/2029 (a)	195,786	195,908
Senior Secured First Lien Term Loan
9.119% (3 Month SOFR USD + 3.75%,
0.500% Floor), 07/02/2029 (a)	480,171	480,472
Senior Secured First Lien Term Loan
9.172% (3 Month SOFR USD + 3.75%,
0.500% Floor), 07/02/2029 (a)	227,853	227,995
Hertz Corp.
Senior Secured First Lien Term Loan
8.696% (1 Month SOFR USD + 3.25%,
0.500% Floor), 06/30/2028 (a)	378,346	378,556
Senior Secured First Lien Term Loan
8.696% (1 Month SOFR USD + 3.25%,
0.500% Floor), 06/30/2028 (a)	72,945	72,985
Kenan Advantage Group, Inc.,
Senior Secured First Lien Term Loan
9.298% (6 Month SOFR USD + 4.00%,
0.750% Floor), 03/24/2026 (a)	479,046	478,481

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

TRANSPORTATION – 3.19% – Continued
Lasership, Inc.,
Senior Secured First Lien Term Loan
10.396% (3 Month SOFR USD + 4.50%,
0.750% Floor), 05/08/2028 (a)	$1,576,585	$1,471,742
Mileage Plus Holdings, LLC,
Senior Secured First Lien Term Loan
10.798% (3 Month SOFR USD + 5.25%,
1.000% Floor), 06/21/2027 (a)	55,973	58,238
PODS, LLC,
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%,
0.750% Floor), 03/31/2028 (a)	1,849,565	1,796,095
Uber Technologies, Inc.,
Senior Secured First Lien Term Loan
8.159% (3 Month SOFR USD + 2.75%),
03/04/2030 (a)	570,688	571,141
United Airlines, Inc.,
Senior Secured First Lien Term Loan
9.182% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 04/21/2028 (a)	609,437	611,342
WWEX UNI TopCo Holdings, LLC,
Senior Secured First Lien Term Loan
9.652% (3 Month SOFR USD + 4.00%,
0.750% Floor), 07/26/2028 (a)	562,973	555,291
		9,348,230
UTILITIES: POWER – 0.61%
Calpine Construction Finance Co., LP,
Senior Secured First Lien Term Loan
7.566% (1 Month SOFR USD + 2.25%),
07/31/2030 (a)	372,000	370,538
Calpine Corp.,
Senior Secured First Lien Term Loan
7.931% (1 Month SOFR USD + 2.50%),
12/16/2027 (a)	266,000	266,205
Eastern Power, LLC,
Senior Secured First Lien Term Loan
9.181% (1 Month SOFR USD + 3.75%,
1.000% Floor), 10/02/2025 (a)	115,205	111,773

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 84.30% (d) – Continued

UTILITIES: POWER – 0.61% – Continued
Lightstone Holdco, LLC
Senior Secured First Lien Term Loan
11.066% (1 Month SOFR USD + 5.75%,
1.000% Floor), 02/01/2027 (a)	$781,550	$731,645
Senior Secured First Lien Term Loan
11.081% (1 Month SOFR USD + 5.75%,
1.000% Floor), 02/01/2027 (a)	44,204	41,381
WaterBridge Midstream Operating, LLC,
Senior Secured First Lien Term Loan
11.363% (3 Month SOFR USD + 5.75%,
1.000% Floor), 06/22/2026 (a)	273,288	274,015
		1,795,557
TOTAL BANK LOANS
(Cost $248,793,657)		247,091,714

CORPORATE BONDS – 13.79% (f)

AEROSPACE & DEFENSE – 0.63%
TransDigm, Inc. 6.25%, 03/15/2026 (h)	1,850,000	1,824,767

BUILDING PRODUCTS – 0.16%
Standard Industries, Inc.
3.375%, 01/15/2031 (h)	600,000	464,601

CHEMICALS – 0.19%
Olympus Water U.S. Holding Corp.
7.125%, 10/01/2027 (h)	490,000	453,899
Trinseo Materials Operating SCA /
Trinseo Materials Finance, Inc.
5.125%, 04/01/2029 (c)(h)	238,000	124,457
		578,356
COMMERCIAL SERVICES – 0.57%
Garda World Security Corp.
4.625%, 02/15/2027 (c)(h)	710,000	650,393
OPENLANE, Inc. 5.125%, 06/01/2025 (h)	424,000	410,671

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 13.79% (f) – Continued

COMMERCIAL SERVICES – 0.57% – Continued
Tempo Acquisition, LLC /
Tempo Acquisition Finance Corp.
5.75%, 06/01/2025 (h)	$625,000	$611,318
		1,672,382
CONSTRUCTION & ENGINEERING – 0.34%
Pike Corp. 5.50%, 09/01/2028 (h)	1,138,000	996,727

ENVIRONMENTAL SERVICES – 0.39%
GFL Environmental, Inc.
4.00%, 08/01/2028 (c)(h)	541,000	473,356
Stericycle, Inc. 5.375%, 07/15/2024 (h)	679,000	670,995
		1,144,351
FINANCIALS: DIVERSIFIED – 0.24%
Macquarie Airfinance Holdings, Ltd.
8.125%, 03/30/2029 (c)(h)	689,000	690,430

HEALTHCARE: EQUIPMENT & SUPPLIES – 0.21%
Garden Spinco Corp.
8.625%, 07/20/2030 (h)	589,000	614,823

HEALTHCARE: FACILITIES – 1.42%
Fresenius Medical Care U.S. Finance III, Inc.
2.375%, 02/16/2031 (h)	925,000	671,011
RegionalCare Hospital Partners
Holdings, Inc. / LifePoint Health, Inc.
9.75%, 12/01/2026 (h)	1,577,000	1,529,024
Select Medical Corp. 6.25%, 08/15/2026 (h)	437,000	427,338
Tenet Healthcare Corp. 6.25%, 02/01/2027	1,570,000	1,520,597
		4,147,970
HEALTHCARE: MANAGED HEALTH CARE – 0.35%
Verscend Escrow Corp.
9.75%, 08/15/2026 (h)	1,010,000	1,011,399

HEALTHCARE: PHARMACEUTICALS & BIOTECHNOLOGY – 0.47%
Teva Pharmaceutical Finance
Netherlands III B.V. 3.15%, 10/01/2026 (c)	1,515,000	1,351,212

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 13.79% (f) – Continued

HEALTHCARE: REITs – 0.27%
MPT Operating Partnership, LP /
MPT Finance Corp. 3.50%, 03/15/2031	$1,270,000	$794,882

INDUSTRIAL MACHINERY – 0.24%
WESCO Distribution, Inc.
7.125%, 06/15/2025 (h)	715,000	717,413

LEISURE: CASINOS & GAMING – 2.6%
Allwyn Entertainment Financing UK Plc
7.875%, 04/30/2029 (c)(h)	440,000	446,050
Caesars Entertainment, Inc.
6.25%, 07/01/2025 (h)	2,225,000	2,197,824
Caesars Resort Collection, LLC /
CRC Finco, Inc. 5.75%, 07/01/2025 (h)	849,000	846,092
Churchill Downs, Inc. 5.50%, 04/01/2027 (h)	731,000	697,538
International Game Technology PLC
6.50%, 02/15/2025 (c)(h)	931,000	930,431
4.125%, 04/15/2026 (c)(h)	610,000	574,317
Premier Entertainment Sub, LLC /
Premier Entertainment Finance Corp.
5.625%, 09/01/2029 (h)	561,000	432,640
5.875%, 09/01/2031 (h)	562,000	416,501
VICI Properties, LP / VICI Note Co., Inc.
3.50%, 02/15/2025 (h)	1,145,000	1,096,581
		7,637,974
LEISURE: HOTELS – 0.66%
NCL Corp., Ltd.
3.625%, 12/15/2024 (c)(h)	460,000	442,183
8.375%, 02/01/2028 (c)(h)	444,000	450,685
Royal Caribbean Cruises, Ltd.
11.50%, 06/01/2025 (c)	190,000	200,954
Sabre GLBL, Inc. 8.625%, 06/01/2027 (h)	972,000	827,259
		1,921,081

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 13.79% (f) – Continued

LEISURE: RESTAURANTS – 0.21%
CEC Entertainment, LLC
6.75%, 05/01/2026 (h)	$660,000	$624,845

MEDIA: CABLE & SATELLITE – 0.4%
DISH DBS Corp.
5.875%, 11/15/2024	475,000	442,876
5.125%, 06/01/2029	575,000	319,628
Hughes Satellite Systems Corp.
6.625%, 08/01/2026	490,000	419,690
		1,182,194
MEDIA: ENTERTAINMENT – 0.32%
Playtika Holding Corp.
4.25%, 03/15/2029 (h)	1,130,000	944,703

METALS & MINING – 0.31%
GrafTech Finance, Inc.
4.625%, 12/15/2028 (h)	127,000	98,332
GrafTech Global Enterprises, Inc.
9.875%, 12/15/2028 (h)	857,000	813,079
		911,411
MIDSTREAM: STORAGE & TRANSPORT – 0.47%
Venture Global Calcasieu Pass, LLC
6.25%, 01/15/2030 (h)	290,000	276,893
3.875%, 11/01/2033 (h)	510,000	396,544
Venture Global LNG, Inc.
8.125%, 06/01/2028 (h)	712,000	705,444
		1,378,881
PACKAGING – 0.25%
Ball Corp. 5.25%, 07/01/2025	758,000	743,906

TECHNOLOGY HARDWARE – 0.32%
Entegris Escrow Corp.
4.75%, 04/15/2029 (h)	1,005,000	904,340

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 13.79% (f) – Continued

TECHNOLOGY: SOFTWARE & SERVICES – 1.24%
Boxer Parent Co., Inc.
7.125%, 10/02/2025 (h)	$385,000	$383,545
Elastic N.V. 4.125%, 07/15/2029 (c)(h)	844,000	719,706
Gen Digital, Inc.
5.00%, 04/15/2025 (h)	2,220,000	2,170,572
6.75%, 09/30/2027 (h)	380,000	372,893
		3,646,716
TELECOMMUNICATION SERVICES: DIVERSIFIED – 0.53%
Altice France SA/France
5.50%, 01/15/2028 (c)(h)	400,000	307,451
Frontier Communications Holdings, LLC
5.00%, 05/01/2028 (h)	522,000	446,432
Northwest Fiber, LLC / Northwest
Fiber Finance Sub, Inc.
4.75%, 04/30/2027 (h)	349,000	310,968
6.00%, 02/15/2028 (h)	622,000	509,769
		1,574,620
TRANSPORTATION – 0.81%
Uber Technologies, Inc.
8.00%, 11/01/2026 (h)	1,350,000	1,367,234
XPO, Inc.
6.25%, 06/01/2028 (h)	758,000	734,835
7.125%, 06/01/2031 (h)	264,000	260,331
		2,362,400
UTILITIES: PROPANE – 0.19%
AmeriGas Partners, LP / AmeriGas
Finance Corp. 5.50%, 05/20/2025	585,000	567,426
TOTAL CORPORATE BONDS
(Cost $42,737,193)		40,409,810

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

		Fair
	Shares	Value
MONEY MARKET FUND – 2.94%
First American Government
Obligations Fund – Class X, 5.26% (e)	8,625,601	$8,625,601
TOTAL MONEY MARKET FUND
(Cost $8,625,601)		8,625,601
Total Investments (Cost $300,156,451) – 101.03%		296,127,125
Liabilities in Excess of Other Assets – (1.03%)		(3,023,170)
TOTAL NET ASSETS – 100.00%		$293,103,955

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Funding Rate
(a)	Variable rate securities. The coupon rate shown is the effective interest rate as of September 30, 2023.
(b)	Value determined using significant unobservable inputs.
(c)	U.S. traded security of a foreign issuer.
(d)
Rates for senior loans will typically have interest rates that redetermine periodically by reference to a base lending rate plus a spread.  Senior loans that reference SOFR may be subject to a credit spread adjustment, particularly to legacy LIBOR bank loans that have transitioned to SOFR as the base lending rate.

(e)	Rate shown is the 7-day annualized yield as of September 30, 2023.
(f)	All or a portion is posted as collateral for delayed settlement securities.
(g)	Final terms of the bank loan are not yet known, so reference index and spread information may not be presented.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of September 30, 2023, the value of these investments was $34,249,593 or 11.69% of total net assets.

(i)	All or a portion of the loan is unfunded.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Shenkman Capital Management, Inc. Industries presented are at the discretion of Shenkman Capital Management, Inc. and therefore may not follow the exact naming convention prescribed by GICS.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2023 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
Aramark Services, Inc. 6.375%, 05/01/2025	1.69%
Verscend Escrow Corp. 9.75%, 08/15/2026	1.54%
Caesars Entertainment, Inc. 6.25%, 07/01/2025	1.51%
MGM Resorts International 6.75%, 05/01/2025	1.26%
Gen Digital, Inc. 5.00%, 04/15/2025	1.14%
CCO Holdings, LLC / CCO Holdings Capital Corp.
5.50%, 05/01/2026	1.07%
TransDigm, Inc. 6.25%, 03/15/2026	1.04%
Stericycle, Inc. 5.375%, 07/15/2024	1.00%
Univision Communications, Inc. 5.125%, 02/15/2025	0.99%
WESCO Distribution, Inc. 7.125%, 06/15/2025	0.96%

The portfolio’s holdings and allocations are subject to change. The top ten holdings presented exclude the money market fund. The percentages are of total net assets as of September 30, 2023.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e)

AEROSPACE & DEFENSE – 1.68%
Howmet Aerospace, Inc.
5.125%, 10/01/2024	$3,546,000	$3,502,291
TransDigm, Inc.
6.25%, 03/15/2026 (c)	16,560,000	16,334,131
7.50%, 03/15/2027	420,000	421,234
5.50%, 11/15/2027	2,327,000	2,186,966
Triumph Group, Inc.
9.00%, 03/15/2028 (c)	3,960,000	3,920,826
		26,365,448
AUTO RETAIL – 0.76%
Lithia Motors, Inc. 4.625%, 12/15/2027 (c)	5,910,000	5,403,432
Penske Automotive Group, Inc.
3.50%, 09/01/2025	6,819,000	6,459,365
		11,862,797
AUTOMOTIVE – 7.21%
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (b)(c)	1,720,000	1,624,174
7.00%, 04/15/2028 (b)(c)	3,035,000	3,013,765
Allison Transmission, Inc.
4.75%, 10/01/2027 (c)	4,450,000	4,111,719
American Axle & Manufacturing, Inc.
6.25%, 03/15/2026	3,727,000	3,619,371
6.50%, 04/01/2027	7,732,000	7,348,977
Clarios Global, LP / Clarios U.S. Finance Co.
6.25%, 05/15/2026 (b)(c)	10,982,000	10,777,751
8.50%, 05/15/2027 (b)(c)	11,384,000	11,372,689
Dana Financing Luxembourg SARL
5.75%, 04/15/2025 (b)(c)	4,834,000	4,734,166
Dana, Inc. 5.375%, 11/15/2027	4,456,000	4,136,497
Ford Motor Credit Co., LLC
3.664%, 09/08/2024	1,855,000	1,796,498
5.125%, 06/16/2025	6,215,000	6,019,880
3.375%, 11/13/2025	8,955,000	8,330,479
8.136% (3 Month SOFR USD + 2.95%),
03/06/2026 (a)	3,675,000	3,684,119
6.95%, 06/10/2026	4,283,000	4,282,401
2.70%, 08/10/2026	4,195,000	3,745,676

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

AUTOMOTIVE – 7.21% – Continued
Goodyear Tire & Rubber Co.
9.50%, 05/31/2025	$7,100,000	$7,213,571
5.00%, 05/31/2026	7,622,000	7,287,477
IHO Verwaltungs GmbH 4.75% Cash or
6.00% PIK, 09/15/2026 (b)(c)(f)	3,135,000	2,874,786
Jaguar Land Rover Automotive PLC
7.75%, 10/15/2025 (b)(c)	5,576,000	5,594,161
Patrick Industries, Inc.
7.50%, 10/15/2027 (c)	5,736,000	5,498,329
ZF North America Capital, Inc.
4.75%, 04/29/2025 (c)	3,790,000	3,654,745
6.875%, 04/14/2028 (c)	2,625,000	2,570,858
		113,292,089
BUILDING PRODUCTS – 0.13%
AmeriTex HoldCo Intermediate, LLC
10.25%, 10/15/2028 (c)	2,097,000	2,076,030

CHEMICALS – 2.84%
Avient Corp. 5.75%, 05/15/2025 (c)	10,971,000	10,782,850
Celanese U.S. Holdings, LLC
6.05%, 03/15/2025	1,626,000	1,620,662
Consolidated Energy Finance SA
6.50%, 05/15/2026 (b)(c)	890,000	831,287
INEOS Finance PLC
6.75%, 05/15/2028 (b)(c)	3,845,000	3,601,541
INEOS Quattro Finance 2 PLC
3.375%, 01/15/2026 (b)(c)	2,400,000	2,188,863
Methanex Corp. 4.25%, 12/01/2024 (b)	4,906,000	4,779,538
NOVA Chemicals Corp.
4.875%, 06/01/2024 (b)(c)	11,389,000	11,198,051
Olympus Water U.S. Holding Corp.
9.75%, 11/15/2028 (c)	3,705,000	3,701,723
SCIL IV, LLC / SCIL, U.S.A. Holdings, LLC
5.375%, 11/01/2026 (c)	2,910,000	2,662,152
SNF Group SACA 3.125%, 03/15/2027 (b)(c)	2,617,000	2,318,957
Trinseo Materials Operating SCA /
Trinseo Materials Finance, Inc.
5.375%, 09/01/2025 (b)(c)	1,018,000	939,013
		44,624,637

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

COMMERCIAL SERVICES – 4.71%
Allied Universal Holdco, LLC /
Allied Universal Finance Corp.
6.625%, 07/15/2026 (c)	$5,840,000	$5,541,864
Aramark Services, Inc.
5.00%, 04/01/2025 (c)	5,055,000	4,976,323
6.375%, 05/01/2025	26,095,000	26,510,954
5.00%, 02/01/2028 (c)	1,236,000	1,144,503
Brink’s Co. 5.50%, 07/15/2025 (c)	5,365,000	5,264,036
Camelot Finance SA
4.50%, 11/01/2026 (b)(c)	4,625,000	4,284,353
Garda World Security Corp.
9.50%, 11/01/2027 (b)(c)	2,814,000	2,693,733
7.75%, 02/15/2028 (b)(c)	1,420,000	1,394,018
Iron Mountain, Inc.
4.875%, 09/15/2027 (c)	8,125,000	7,503,480
7.00%, 02/15/2029 (c)	4,010,000	3,927,635
OPENLANE, Inc.
5.125%, 06/01/2025 (c)	5,938,000	5,751,333
Tempo Acquisition, LLC / Tempo Acquisition
Finance Corp. 5.75%, 06/01/2025 (c)	5,142,000	5,029,438
		74,021,670
CONSTRUCTION & ENGINEERING – 0.53%
Williams Scotsman International, Inc.
6.125%, 06/15/2025 (c)	8,333,000	8,258,545

CONSUMER DISCRETIONARY – 0.06%
Acushnet Co. 7.375%, 10/15/2028 (c)	945,000	953,269

ENVIRONMENTAL SERVICES – 2.15%
Clean Harbors, Inc. 4.875%, 07/15/2027 (c)	2,495,000	2,354,304
GFL Environmental, Inc.
4.25%, 06/01/2025 (b)(c)	9,493,000	9,133,544
3.75%, 08/01/2025 (b)(c)	5,850,000	5,551,388
5.125%, 12/15/2026 (b)(c)	1,055,000	1,006,041
Stericycle, Inc. 5.375%, 07/15/2024 (c)	15,956,000	15,767,884
		33,813,161

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

FINANCIALS: CONSUMER FINANCE – 2.96%
Ally Financial, Inc.
5.75%, 11/20/2025	$3,022,000	$2,937,604
7.10%, 11/15/2027	2,880,000	2,882,298
6.992% (6 Month SOFR USD + 3.26%),
06/13/2029 (a)	1,456,000	1,426,101
goeasy, Ltd.
5.375%, 12/01/2024 (b)(c)	5,709,000	5,603,508
4.375%, 05/01/2026 (b)(c)	2,390,000	2,189,156
Navient Corp.
6.125%, 03/25/2024	10,300,000	10,254,276
5.875%, 10/25/2024	1,000,000	985,240
6.75%, 06/25/2025	1,755,000	1,730,562
OneMain Finance Corp.
8.25%, 10/01/2023	3,206,000	3,206,000
6.125%, 03/15/2024	3,351,000	3,343,485
6.875%, 03/15/2025	5,124,000	5,083,172
7.125%, 03/15/2026	2,000,000	1,961,691
3.50%, 01/15/2027	1,381,000	1,183,869
SLM Corp. 3.125%, 11/02/2026	4,285,000	3,720,044
		46,507,006
FINANCIALS: DIVERSIFIED – 1.29%
Aircastle, Ltd.
4.125%, 05/01/2024 (b)	3,419,000	3,370,923
5.25%, 08/11/2025 (b)(c)	3,485,000	3,396,325
6.50%, 07/18/2028 (b)(c)	2,723,000	2,673,328
Block, Inc. 2.75%, 06/01/2026	4,154,000	3,740,720
Macquarie Airfinance Holdings, Ltd.
8.375%, 05/01/2028 (b)(c)	1,800,000	1,826,613
8.125%, 03/30/2029 (b)(c)	1,377,000	1,379,857
Starwood Property Trust, Inc.
3.75%, 12/31/2024 (c)	1,383,000	1,318,140
3.625%, 07/15/2026 (c)	2,809,000	2,494,674
		20,200,580

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

FINANCIALS: INSURANCE – 1.04%
Acrisure, LLC / Acrisure Finance, Inc.
7.00%, 11/15/2025 (c)	$3,832,000	$3,726,406
10.125%, 08/01/2026 (c)	3,149,000	3,231,444
HUB International, Ltd.
7.00%, 05/01/2026 (c)	7,675,000	7,666,285
NFP Corp. 6.875%, 08/15/2028 (c)	1,910,000	1,642,516
		16,266,651
FINANCIALS: THRIFTS & MORTGAGES – 1.41%
Nationstar Mortgage Holdings, Inc.
5.00%, 02/01/2026 (c)	1,382,000	1,292,184
6.00%, 01/15/2027 (c)	5,731,000	5,421,626
PennyMac Financial Services, Inc.
5.375%, 10/15/2025 (c)	8,125,000	7,732,847
Rocket Mortgage, LLC / Rocket Mortgage
Co-Issuer, Inc. 2.875%, 10/15/2026 (c)	2,272,000	1,995,736
United Wholesale Mortgage, LLC
5.50%, 11/15/2025 (c)	5,950,000	5,658,083
		22,100,476
FOOD & BEVERAGE – 0.24%
B&G Foods, Inc. 5.25%, 04/01/2025	745,000	731,768
Post Holdings, Inc. 5.75%, 03/01/2027 (c)	3,240,000	3,114,569
		3,846,337
HEALTHCARE: EQUIPMENT & SUPPLIES – 0.24%
Owens & Minor, Inc. 4.375%, 12/15/2024	3,870,000	3,763,999

HEALTHCARE: FACILITIES – 2.81%
Encompass Health Corp.
5.75%, 09/15/2025	1,885,000	1,856,382
Fresenius Medical Care U.S. Finance III, Inc.
1.875%, 12/01/2026 (c)	922,000	804,812
HCA, Inc.
8.36%, 04/15/2024	3,846,000	3,889,447
5.375%, 02/01/2025	1,805,000	1,786,890
7.69%, 06/15/2025	658,000	673,830
7.58%, 09/15/2025	2,251,000	2,300,300

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

HEALTHCARE: FACILITIES – 2.81% – Continued
Legacy LifePoint Health, LLC
4.375%, 02/15/2027 (c)	$512,000	$442,225
RegionalCare Hospital Partners
Holdings, Inc. / LifePoint Health, Inc.
9.75%, 12/01/2026 (c)	7,896,000	7,655,785
Select Medical Corp. 6.25%, 08/15/2026 (c)	4,829,000	4,722,232
Surgery Center Holdings, Inc.
6.75%, 07/01/2025 (c)	5,013,000	4,980,691
10.00%, 04/15/2027 (c)	3,852,000	3,899,091
Tenet Healthcare Corp.
4.875%, 01/01/2026	1,620,000	1,553,601
6.25%, 02/01/2027	9,848,000	9,538,114
		44,103,400
HEALTHCARE: LIFE SCIENCES – 0.85%
Catalent Pharma Solutions, Inc.
5.00%, 07/15/2027 (c)	1,290,000	1,184,829
IQVIA, Inc. 5.00%, 10/15/2026 (c)	12,749,000	12,200,409
		13,385,238
HEALTHCARE: MANAGED HEALTH CARE – 1.54%
Verscend Escrow Corp.
9.75%, 08/15/2026 (c)	24,204,000	24,237,523

HEALTHCARE: PHARMACEUTICALS & BIOTECHNOLOGY – 1.48%
Bausch Health Cos., Inc.
5.50%, 11/01/2025 (b)(c)	3,694,000	3,277,317
9.00%, 12/15/2025 (b)(c)	4,744,000	4,322,187
Teva Pharmaceutical Finance
Netherlands III B.V.
6.00%, 04/15/2024 (b)	8,534,000	8,499,354
7.125%, 01/31/2025 (b)	2,400,000	2,410,529
3.15%, 10/01/2026 (b)	5,385,000	4,802,825
		23,312,212
HEALTHCARE: REITs – 0.74%
MPT Operating Partnership, LP /
MPT Finance Corp. 5.25%, 08/01/2026	10,059,000	8,576,495
Sabra Health Care, LP 5.125%, 08/15/2026	3,260,000	3,122,119
		11,698,614

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

INDUSTRIAL MACHINERY – 2.01%
EnPro Industries, Inc. 5.75%, 10/15/2026	$6,489,000	$6,228,174
Hillenbrand, Inc. 5.75%, 06/15/2025	2,105,000	2,076,445
Regal Rexnord Corp. 6.05%, 02/15/2026 (c)	7,441,000	7,358,590
TK Elevator U.S. Newco, Inc.
5.25%, 07/15/2027 (c)	925,000	852,379
WESCO Distribution, Inc.
7.125%, 06/15/2025 (c)	15,029,000	15,079,723
		31,595,311
LEISURE: CASINOS & GAMING – 8.51%
Boyd Gaming Corp. 4.75%, 12/01/2027	1,600,000	1,475,989
Caesars Entertainment, Inc.
6.25%, 07/01/2025 (c)	23,955,000	23,662,411
8.125%, 07/01/2027 (c)	6,050,000	6,083,768
Caesars Resort Collection, LLC /
CRC Finco, Inc. 5.75%, 07/01/2025 (c)	12,075,000	12,033,642
Churchill Downs, Inc.
5.50%, 04/01/2027 (c)	10,265,000	9,795,119
International Game Technology PLC
6.50%, 02/15/2025 (b)(c)	4,529,000	4,526,231
4.125%, 04/15/2026 (b)(c)	12,083,000	11,376,183
6.25%, 01/15/2027 (b)(c)	4,505,000	4,414,627
Light & Wonder International, Inc.
7.00%, 05/15/2028 (c)	4,399,000	4,328,308
MGM Resorts International
6.75%, 05/01/2025	19,830,000	19,746,099
5.75%, 06/15/2025	8,169,000	7,986,978
4.625%, 09/01/2026	427,000	399,249
5.50%, 04/15/2027	1,385,000	1,296,059
Penn Entertainment, Inc.
5.625%, 01/15/2027 (c)	3,228,000	3,039,130
VICI Properties, LP / VICI Note Co., Inc.
5.625%, 05/01/2024 (c)	7,810,000	7,767,107
3.50%, 02/15/2025 (c)	1,865,000	1,786,135
4.625%, 06/15/2025 (c)	5,805,000	5,611,171
4.50%, 09/01/2026 (c)	2,405,000	2,261,812
4.25%, 12/01/2026 (c)	5,240,000	4,887,579
3.75%, 02/15/2027 (c)	1,255,000	1,140,028
		133,617,625

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

LEISURE: HOTELS – 8.02%
Carnival Corp. 9.875%, 08/01/2027 (b)(c)	$4,695,000	$4,904,296
Cedar Fair, LP / Canada’s Wonderland Co. /
Magnum Management Corp. /
Millennium Op
5.50%, 05/01/2025 (c)	12,871,000	12,617,213
5.375%, 04/15/2027	2,655,000	2,489,233
NCL Corp., Ltd.
3.625%, 12/15/2024 (b)(c)	1,150,000	1,105,457
5.875%, 02/15/2027 (b)(c)	3,270,000	3,112,724
8.375%, 02/01/2028 (b)(c)	1,305,000	1,324,650
Park Intermediate Holdings, LLC /
PK Domestic Property, LLC / PK Finance
Co-Issuer 7.50%, 06/01/2025 (c)	10,760,000	10,754,674
RHP Hotel Properties, LP /
RHP Finance Corp.
4.75%, 10/15/2027	4,315,000	3,930,900
7.25%, 07/15/2028 (c)	1,623,000	1,596,111
RLJ Lodging Trust, LP
3.75%, 07/01/2026 (c)	9,557,000	8,652,143
Royal Caribbean Cruises, Ltd.
11.50%, 06/01/2025 (b)(c)	6,464,000	6,836,650
5.50%, 08/31/2026 (b)(c)	866,000	819,154
Sabre GLBL, Inc.
8.625%, 06/01/2027 (c)	5,081,000	4,324,387
11.25%, 12/15/2027 (c)	866,000	799,685
Service Properties Trust
4.65%, 03/15/2024	3,640,000	3,594,592
4.35%, 10/01/2024	8,985,000	8,635,447
4.50%, 03/15/2025	490,000	459,226
7.50%, 09/15/2025	3,820,000	3,757,317
5.25%, 02/15/2026	2,210,000	2,016,133
Six Flags Theme Parks, Inc.
7.00%, 07/01/2025 (c)	4,865,000	4,857,257
Travel + Leisure Co.
5.875%, 10/01/2025 (h)	3,498,000	3,466,326
6.625%, 07/31/2026 (c)	9,100,000	8,862,035
6.00%, 04/01/2027 (h)	2,810,000	2,676,103

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

LEISURE: HOTELS – 8.02% – Continued
TripAdvisor, Inc. 7.00%, 07/15/2025 (c)	$12,192,000	$12,181,881
Vail Resorts, Inc. 6.25%, 05/15/2025 (c)	12,287,000	12,232,692
		126,006,286
LEISURE: RESTAURANTS – 1.52%
1011778 B.C., ULC / New Red Finance, Inc.
5.75%, 04/15/2025 (b)(c)	3,135,000	3,114,122
CEC Entertainment, LLC
6.75%, 05/01/2026 (c)	5,509,000	5,215,563
Dave & Buster’s, Inc.
7.625%, 11/01/2025 (c)	4,459,000	4,461,970
IRB Holding Corp. 7.00%, 06/15/2025 (c)	11,127,000	11,142,355
		23,934,010
MEDIA: BROADCASTING – 2.89%
Graham Holdings Co. 5.75%, 06/01/2026 (c)	3,645,000	3,526,829
Sirius XM Radio, Inc.
3.125%, 09/01/2026 (c)	4,478,000	3,995,675
5.00%, 08/01/2027 (c)	12,551,000	11,476,697
TEGNA, Inc. 4.75%, 03/15/2026 (c)	3,590,000	3,405,600
Univision Communications, Inc.
5.125%, 02/15/2025 (c)	15,929,000	15,543,382
6.625%, 06/01/2027 (c)	8,045,000	7,497,821
		45,446,004
MEDIA: CABLE & SATELLITE – 2.81%
C&W Senior Financing DAC
6.875%, 09/15/2027 (b)(c)	2,685,000	2,363,004
CCO Holdings, LLC / CCO Holdings
Capital Corp.
5.50%, 05/01/2026 (c)	17,381,000	16,807,309
5.125%, 05/01/2027 (c)	3,165,000	2,952,384
Connect Finco SARL / Connect
U.S. Finco, LLC 6.75%, 10/01/2026 (b)(c)	2,500,000	2,334,768
CSC Holdings, LLC 5.50%, 04/15/2027 (c)	5,300,000	4,544,105
DIRECTV Financing, LLC /
DIRECTV Financing Co-Obligor, Inc.
5.875%, 08/15/2027 (c)	4,474,000	3,968,125

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

MEDIA: CABLE & SATELLITE – 2.81% – Continued
DISH DBS Corp. 5.875%, 11/15/2024	$4,955,000	$4,619,892
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	1,043,000	939,154
6.625%, 08/01/2026	2,418,000	2,071,041
Viasat, Inc. 5.625%, 09/15/2025 (c)	3,843,000	3,559,905
		44,159,687
MEDIA: DIVERSIFIED – 0.59%
Match Group Holdings II, LLC
5.00%, 12/15/2027 (c)	4,560,000	4,211,233
Outfront Media Capital, LLC /
Outfront Media Capital Corp.
6.25%, 06/15/2025 (c)	5,200,000	5,107,104
		9,318,337
MEDIA: ENTERTAINMENT – 1.32%
Live Nation Entertainment, Inc.
4.875%, 11/01/2024 (c)	11,376,000	11,209,171
5.625%, 03/15/2026 (c)	9,423,000	9,040,114
6.50%, 05/15/2027 (c)	500,000	493,504
		20,742,789
METALS & MINING – 0.38%
Cleveland-Cliffs, Inc.
6.75%, 03/15/2026 (c)	5,920,000	5,909,448

MIDSTREAM: STORAGE & TRANSPORT – 3.32%
Antero Midstream Partners, LP /
Antero Midstream Finance Corp.
7.875%, 05/15/2026 (c)	4,550,000	4,585,667
Buckeye Partners, LP
4.35%, 10/15/2024	3,460,000	3,349,467
4.125%, 03/01/2025 (c)	4,856,000	4,618,453
3.95%, 12/01/2026	1,139,000	1,023,956
Crestwood Midstream Partners, LP /
Crestwood Midstream Finance Corp.
5.75%, 04/01/2025	2,505,000	2,466,749
5.625%, 05/01/2027 (c)	1,799,000	1,726,859

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

MIDSTREAM: STORAGE & TRANSPORT – 3.32% – Continued
EQM Midstream Partners, LP
4.00%, 08/01/2024	$2,000,000	$1,951,058
6.00%, 07/01/2025 (c)	714,000	703,667
7.50%, 06/01/2027 (c)	3,695,000	3,708,764
Genesis Energy, LP /
Genesis Energy Finance Corp.
6.50%, 10/01/2025	3,675,000	3,615,313
6.25%, 05/15/2026	2,183,000	2,095,331
NuStar Logistics, LP 5.75%, 10/01/2025	5,734,000	5,582,422
Sunoco, LP / Sunoco Finance Corp.
6.00%, 04/15/2027	2,341,000	2,271,202
7.00%, 09/15/2028 (c)	5,122,000	5,068,898
Tallgrass Energy Partners, LP /
Tallgrass Energy Finance Corp.
7.50%, 10/01/2025 (c)	2,630,000	2,625,739
Venture Global LNG, Inc.
8.125%, 06/01/2028 (c)	6,748,000	6,685,862
		52,079,407
PACKAGING – 3.25%
Ardagh Packaging Finance PLC /
Ardagh Holdings U.S.A., Inc.
5.25%, 04/30/2025 (b)(c)	10,953,000	10,688,630
4.125%, 08/15/2026 (b)(c)	4,879,000	4,466,105
Ball Corp. 5.25%, 07/01/2025	3,480,000	3,415,295
Berry Global, Inc.
4.50%, 02/15/2026 (c)	5,140,000	4,875,548
4.875%, 07/15/2026 (c)	7,701,000	7,379,842
Crown Americas, LLC / Crown Americas
Capital Corp. VI 4.75%, 02/01/2026	1,477,000	1,420,087
LABL, Inc. 6.75%, 07/15/2026 (c)	6,916,000	6,709,385
Mauser Packaging Solutions Holding Co.
7.875%, 08/15/2026 (c)	2,414,000	2,331,861
9.25%, 04/15/2027 (c)	2,100,000	1,838,358
Owens-Brockway Glass Container, Inc.
6.625%, 05/13/2027 (c)	3,627,000	3,539,596
The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

PACKAGING – 3.25% – Continued
Sealed Air Corp.
5.125%, 12/01/2024 (c)	$3,503,000	$3,461,169
5.50%, 09/15/2025 (c)	205,000	201,009
4.00%, 12/01/2027 (c)	810,000	723,602
		51,050,487
REAL ESTATE: HOMEBUILDING – 0.2%
Shea Homes, LP / Shea Homes
Funding Corp. 4.75%, 02/15/2028	582,000	523,745
TRI Pointe Group, Inc. / TRI Pointe
Homes, Inc. 5.875%, 06/15/2024	2,670,000	2,653,905
		3,177,650
REAL ESTATE: MANAGEMENT – 0.21%
Newmark Group, Inc. 6.125%, 11/15/2023	3,268,000	3,265,075

RETAIL: FOOD & DRUG – 1.75%
Albertsons Cos., Inc. / Safeway, Inc. /
New Albertsons, LP / Albertsons, LLC
3.25%, 03/15/2026 (c)	3,565,000	3,305,817
7.50%, 03/15/2026 (c)	13,344,000	13,536,287
4.625%, 01/15/2027 (c)	2,325,000	2,198,031
6.50%, 02/15/2028 (c)	5,260,000	5,204,989
U.S. Foods, Inc. 6.875%, 09/15/2028 (c)	3,278,000	3,274,886
		27,520,010
RETAILING – 0.56%
Bath & Body Works, Inc.
9.375%, 07/01/2025 (c)	4,552,000	4,738,805
PetSmart, Inc. / PetSmart Finance
Corp. 4.75%, 02/15/2028 (c)	4,716,000	4,136,236
		8,875,041
TECHNOLOGY HARDWARE – 0.87%
CDW, LLC / CDW Finance Corp.
4.125%, 05/01/2025	5,065,000	4,899,438
Presidio Holdings, Inc.
8.25%, 02/01/2028 (c)	3,175,000	3,037,531

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

TECHNOLOGY HARDWARE – 0.87% – Continued
Sensata Technologies B.V.
5.625%, 11/01/2024 (b)(c)	$4,445,000	$4,399,683
Western Digital Corp. 4.75%, 02/15/2026	1,371,000	1,308,384
		13,645,036
TECHNOLOGY: SOFTWARE & SERVICES – 3.86%
Boxer Parent Co., Inc.
7.125%, 10/02/2025 (c)	10,157,000	10,118,617
9.125%, 03/01/2026 (c)	2,982,000	2,977,154
Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026 (c)	4,975,000	4,585,427
Gen Digital, Inc.
5.00%, 04/15/2025 (c)	18,275,000	17,868,107
6.75%, 09/30/2027 (c)	6,773,000	6,646,329
Go Daddy Operating Co., LLC / GD
Finance Co., Inc. 5.25%, 12/01/2027 (c)	1,220,000	1,152,290
Open Text Corp. 6.90%, 12/01/2027 (b)(c)	4,485,000	4,499,437
PTC, Inc. 3.625%, 02/15/2025 (c)	7,472,000	7,188,004
Shift4 Payments, LLC / Shift4 Payments
Finance Sub, Inc. 4.625%, 11/01/2026 (c)	5,881,000	5,549,135
		60,584,500
TELECOMMUNICATION SERVICES: DIVERSIFIED – 1.45%
Altice France SA 8.125%, 02/01/2027 (b)(c)	2,415,000	2,145,651
Cogent Communications Group, Inc.
3.50%, 05/01/2026 (c)	3,105,000	2,871,038
Iliad Holding SASU
6.50%, 10/15/2026 (b)(c)	7,788,000	7,325,407
Northwest Fiber, LLC / Northwest Fiber
Finance Sub, Inc. 4.75%, 04/30/2027 (c)	3,155,000	2,811,184
Uniti Group, LP / Uniti Group Finance, Inc. /
CSL Capital, LLC 10.50%, 02/15/2028 (c)	1,049,000	1,028,469
Videotron, Ltd.
5.375%, 06/15/2024 (b)(c)	3,510,000	3,483,219
5.125%, 04/15/2027 (b)(c)	3,325,000	3,149,922
		22,814,890

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

TELECOMMUNICATION SERVICES: WIRELESS – 0.15%
Sprint Capital Corp. 6.875%, 11/15/2028	$1,578,000	$1,631,206
Sprint, LLC 7.625%, 03/01/2026	660,000	679,084
		2,310,290
TRANSPORTATION – 2.49%
American Airlines, Inc.
11.75%, 07/15/2025 (c)	1,500,000	1,613,388
American Airlines, Inc. / AAdvantage
Loyalty IP, Ltd. 5.50%, 04/20/2026 (b)(c)	1,265,000	1,236,630
Mileage Plus Holdings, LLC / Mileage Plus
Intellectual Property Assets, Ltd.
6.50%, 06/20/2027 (c)	5,315,250	5,272,639
Uber Technologies, Inc.
7.50%, 05/15/2025 (c)	9,220,000	9,287,998
8.00%, 11/01/2026 (c)	13,705,000	13,879,944
7.50%, 09/15/2027 (c)	1,690,000	1,705,943
XPO Escrow Sub, LLC
7.50%, 11/15/2027 (c)	2,247,000	2,275,593
XPO, Inc. 6.25%, 06/01/2028 (c)	3,925,000	3,805,051
		39,077,186
UTILITIES: POWER – 3.08%
Calpine Corp. 5.25%, 06/01/2026 (c)	5,458,000	5,285,798
NextEra Energy Operating Partners, LP
4.25%, 07/15/2024 (c)	11,013,000	10,789,972
4.25%, 09/15/2024 (c)	72,000	69,200
NRG Energy, Inc.
3.75%, 06/15/2024 (c)	2,024,000	1,982,565
6.625%, 01/15/2027	5,815,000	5,701,730
Vistra Operations Co., LLC
4.875%, 05/13/2024 (c)	2,430,000	2,405,239
3.55%, 07/15/2024 (c)	570,000	556,046
5.50%, 09/01/2026 (c)	6,639,000	6,336,102
5.625%, 02/15/2027 (c)	10,641,000	10,102,493
5.00%, 07/31/2027 (c)	5,520,000	5,080,721
		48,309,866

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 85.52% (e) – Continued

UTILITIES: PROPANE – 1.61%
AmeriGas Partners, LP /
AmeriGas Finance Corp.
5.50%, 05/20/2025	$12,573,000	$12,195,304
5.875%, 08/20/2026	4,030,000	3,880,815
5.75%, 05/20/2027	1,515,000	1,421,545
9.375%, 06/01/2028 (c)	4,881,000	4,953,507
Ferrellgas, LP / Ferrellgas Finance Corp.
5.375%, 04/01/2026 (c)	1,900,000	1,783,180
Suburban Propane Partners, LP /
Suburban Energy Finance Corp.
5.875%, 03/01/2027	1,177,000	1,125,188
		25,359,539
TOTAL CORPORATE BONDS
(Cost $1,376,935,425)		1,343,488,156

CONVERTIBLE BONDS – 0.99%

LEISURE: HOTELS – 0.13%
Expedia Group, Inc. 4.953%, 02/15/2026 (i)	900,000	786,420
TripAdvisor, Inc. 0.25%, 04/01/2026	1,527,000	1,297,950
		2,084,370
TECHNOLOGY: SOFTWARE & SERVICES – 0.22%
DocuSign, Inc. 5.125%, 01/15/2024 (i)	2,440,000	2,403,406
Splunk, Inc. 1.125%, 06/15/2027	1,101,000	1,044,298
		3,447,704
TELECOMMUNICATION SERVICES: DIVERSIFIED – 0.27%
Liberty Latin America, Ltd.
2.00%, 07/15/2024 (b)	4,395,000	4,153,275

TRANSPORTATION – 0.09%
Spirit Airlines, Inc. 1.00%, 05/15/2026	1,755,000	1,468,058

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
CONVERTIBLE BONDS – 0.99% – Continued

UTILITIES: POWER – 0.28%
NextEra Energy Partners, LP
6.82%, 06/15/2024 (c)(i)	$1,445,000	$1,374,195
2.50%, 06/15/2026 (c)	3,530,000	3,011,090
		4,385,285
TOTAL CONVERTIBLE BONDS
(Cost $15,713,311)		15,538,692

BANK LOANS – 10.40% (j)

AEROSPACE & DEFENSE – 0.07%
Transdigm, Inc.,
Senior Secured First Lien Term Loan
8.492% (3 Month SOFR USD + 3.25%),
08/24/2028 (a)	1,010,000	1,011,656

AUTO RETAIL – 0.25%
LS Group Opco Acquisition, LLC,
Senior Secured First Lien Term Loan
8.692% (1 Month SOFR USD + 3.25%,
0.750% Floor), 11/02/2027 (a)	3,908,911	3,894,252

AUTOMOTIVE – 0.20%
Thor Industries, Inc.,
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%),
02/02/2026 (a)	3,086,924	3,094,641

CHEMICALS – 0.12%
Nouryon Finance B.V.,
Senior Secured First Lien Term Loan
8.427% (1 Month SOFR USD + 3.00%),
10/01/2025 (a)	1,939,070	1,941,493

COMMERCIAL SERVICES – 0.89%
Camelot U.S. Acquisition 1 Co.
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%),
10/30/2026 (a)	1,327,214	1,328,044
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%,
1.000% Floor), 10/30/2026 (a)	3,912,437	3,910,813

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 10.40% (j) – Continued

COMMERCIAL SERVICES – 0.89% – Continued
Dun & Bradstreet Corp.,
Senior Secured First Lien Term Loan
8.167% (1 Month SOFR USD + 2.75%),
02/06/2026 (a)	$4,910,500	$4,908,953
Garda World Security Corp.,
Senior Secured First Lien Term Loan
9.746% (3 Month SOFR USD + 4.25%),
10/30/2026 (a)	3,862,824	3,866,629
		14,014,439
CONSTRUCTION & ENGINEERING – 0.20%
Api Group DE, Inc.,
Senior Secured First Lien Term Loan
7.931% (1 Month SOFR USD + 2.50%),
10/01/2026 (a)	3,163,086	3,171,247

CONSUMER DISCRETIONARY – 0.26%
Wand NewCo 3, Inc.,
Senior Secured First Lien Term Loan
8.166% (1 Month SOFR USD + 2.75%),
02/05/2026 (a)	4,149,455	4,147,504

ENVIRONMENTAL SERVICES – 0.00%
GFL Environmental, Inc.,
Senior Secured First Lien Term Loan
7.828%, 05/31/2027 (a)(g)	29,006	29,020

FINANCIALS: DIVERSIFIED – 0.20%
Castlelake Aviation One, LLC,
Senior Secured First Lien Term Loan
8.421% (3 Month LIBOR USD + 2.75%,
0.500% Floor), 10/22/2026 (a)	3,089,545	3,090,071

FINANCIALS: INSURANCE – 0.56%
Acrisure, LLC
Senior Secured First Lien Term Loan
11.121% (3 Month SOFR USD + 5.75%,
1.000% Floor), 02/15/2027 (a)	3,637,575	3,664,857
Senior Secured First Lien Term Loan
9.681% (1 Month LIBOR USD + 4.25%,
0.500% Floor), 02/16/2027 (a)	1,580,000	1,579,510

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 10.40% (j) – Continued

FINANCIALS: INSURANCE – 0.56% – Continued
AssuredPartners, Inc.,
Senior Secured First Lien Term Loan
9.065%, 02/12/2027 (a)(g)	$1,239,000	$1,239,000
NFP Corp,
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%),
02/15/2027 (a)	2,371,082	2,345,462
		8,828,829
HEALTHCARE: EQUIPMENT & SUPPLIES – 0.33%
Insulet Corp.,
Senior Secured First Lien Term Loan
8.683%, 04/28/2028 (a)(g)	912,666	913,145
Medline Borrower, LP,
Senior Secured First Lien Term Loan
8.683%, 09/29/2028 (a)(g)	349,000	348,464
Navicure, Inc.,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%),
10/22/2026 (a)	3,826,638	3,835,611
		5,097,220
HEALTHCARE: FACILITIES – 0.61%
Select Medical Corp.,
Senior Secured First Lien Term Loan
8.316% (1 Month SOFR USD + 3.00%),
03/06/2027 (a)	3,229,752	3,225,715
Surgery Center Holdings, Inc.,
Senior Secured First Lien Term Loan
9.189% (1 Month SOFR USD + 3.75%,
0.750% Floor), 09/03/2026 (a)	6,405,258	6,419,478
		9,645,193
HEALTHCARE: MANAGED HEALTH CARE – 0.63%
Verscend Holding Corp.,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%),
08/27/2025 (a)	9,795,092	9,809,980

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 10.40% (j) – Continued

HEALTHCARE: PHARMACEUTICALS & BIOTECHNOLOGY – 0.48%
Jazz Pharmaceuticals, Inc.,
Senior Secured First Lien Term Loan
8.931% (1 Month SOFR USD + 3.50%,
0.500% Floor), 05/05/2028 (a)	$7,603,985	$7,606,646

INDUSTRIAL MACHINERY – 0.44%
TK Elevator Midco GMBH,
Senior Secured First Lien Term Loan
9.381% (6 Month SOFR USD + 3.50%,
0.500% Floor), 07/30/2027 (a)	5,730,390	5,724,660
Vertiv Group Corp.,
Senior Secured First Lien Term Loan
8.182%, 03/02/2027 (a)(g)	1,230,836	1,230,620
		6,955,280
LEISURE: HOTELS – 0.05%
Carnival Corp.,
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%,
0.750% Floor), 10/18/2028 (a)	412,949	411,572
Sabre GLBL, Inc.,
Senior Secured First Lien Term Loan
10.416% (1 Month SOFR USD + 5.00%,
0.500% Floor), 06/30/2028 (a)	436,605	388,032
		799,604
LEISURE: RESTAURANTS – 0.34%
IRB Holding Corp.,
Senior Secured First Lien Term Loan
8.416% (1 Month SOFR USD + 3.00%,
0.750% Floor), 12/15/2027 (a)	5,347,920	5,334,791

MEDIA: BROADCASTING – 0.27%
Univision Communications, Inc.,
Senior Secured First Lien Term Loan
8.681% (1 Month SOFR USD + 3.25%,
0.750% Floor), 03/13/2026 (a)	4,282,199	4,278,988

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 10.40% (j) – Continued

MEDIA: CABLE & SATELLITE – 0.12%
Charter Communications Operating, LLC,
Senior Secured First Lien Term Loan
6.795%, 04/30/2025 (a)(g)	$1,183,795	$1,186,014
DIRECTV Financing, LLC,
Senior Secured First Lien Term Loan
10.431% (1 Month SOFR USD + 5.00%,
0.750% Floor), 08/02/2027 (a)	658,261	644,823
		1,830,837
MEDIA: ENTERTAINMENT – 0.70%
Playtika Holding Corp.,
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%),
03/13/2028 (a)	264,322	264,365
UFC Holdings, LLC,
Senior Secured First Lien Term Loan
8.369% (3 Month SOFR USD + 2.75%,
0.750% Floor), 04/29/2026 (a)	3,795,145	3,795,353
William Morris Endeavor Entertainment, LLC
Senior Secured First Lien Term Loan
8.181% (1 Month SOFR USD + 2.75%),
05/16/2025 (a)	193,491	193,491
Senior Secured First Lien Term Loan
8.196% (1 Month SOFR USD + 2.75%),
05/16/2025 (a)	6,737,506	6,737,506
		10,990,715
RETAILING – 0.12%
PetSmart, Inc.,
Senior Secured First Lien Term Loan
9.166% (1 Month SOFR USD + 3.75%,
0.750% Floor), 02/11/2028 (a)	1,898,941	1,896,055

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 10.40% (j) – Continued

TECHNOLOGY HARDWARE – 0.20%
Presidio Holdings, Inc.
Senior Secured First Lien Term Loan
8.916% (1 Month SOFR USD + 3.50%),
01/22/2027 (a)	$99,492	$99,492
Senior Secured First Lien Term Loan
8.969% (3 Month SOFR USD + 3.50%),
01/22/2027 (a)	2,956,327	2,956,327
		3,055,819
TECHNOLOGY: SOFTWARE & SERVICES – 1.98%
Boxer Parent Co., Inc.,
Senior Secured First Lien Term Loan
9.181% (1 Month SOFR USD + 3.75%),
10/02/2025 (a)	9,500,819	9,502,102
Open Text Corp.,
Senior Secured First Lien Term Loan
7.166% (1 Month SOFR USD + 1.75%),
05/30/2025 (a)	5,399,048	5,408,983
Project Alpha Intermediate Holding, Inc.,
Senior Secured First Lien Term Loan
9.431% (1 Month SOFR USD + 4.00%),
04/26/2024 (a)	9,334,812	9,337,752
UKG, Inc.
Senior Secured First Lien Term Loan
8.618% (3 Month SOFR USD + 3.25%,
0.500% Floor), 05/04/2026 (a)	3,463,581	3,457,676
Senior Secured First Lien Term Loan
9.219% (3 Month SOFR USD + 3.75%),
05/04/2026 (a)	3,131,865	3,132,366
Senior Secured First Lien Term Loan
10.022% (3 Month SOFR USD + 4.50%,
0.500% Floor), 05/04/2026 (a)	327,000	328,431
		31,167,310

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

	Principal	Fair
	Amount	Value
BANK LOANS – 10.40% (j) – Continued

TRANSPORTATION – 1.24%
AAdvantage Loyalty IP, Ltd.,
Senior Secured First Lien Term Loan
10.338% (3 Month SOFR USD + 4.75%,
0.750% Floor), 04/20/2028 (a)	$5,716,715	$5,899,307
Kenan Advantage Group, Inc.,
Senior Secured First Lien Term Loan
9.298% (6 Month SOFR USD + 4.00%,
0.750% Floor), 03/24/2026 (a)	983,349	982,189
Mileage Plus Holdings, LLC,
Senior Secured First Lien Term Loan
10.798% (3 Month SOFR USD + 5.25%,
1.000% Floor), 06/21/2027 (a)	4,781,006	4,974,422
PODS, LLC,
Senior Secured First Lien Term Loan
8.431% (1 Month SOFR USD + 3.00%,
0.750% Floor), 03/31/2028 (a)	4,794,488	4,655,879
SkyMiles IP, Ltd.,
Senior Secured First Lien Term Loan
9.076% (3 Month SOFR USD + 3.75%,
1.000% Floor), 10/20/2027 (a)	2,861,189	2,965,808
		19,477,605
UTILITIES: POWER – 0.14%
Calpine Corp.,
Senior Secured First Lien Term Loan
7.931%, 12/16/2027 (a)(g)	2,245,000	2,246,729
TOTAL BANK LOANS
(Cost $162,291,237)		163,415,924

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2023

		Fair
	Shares	Value
MONEY MARKET FUND – 3.19%
First American Government
Obligations Fund – Class X, 5.26% (d)	50,181,256	$50,181,256
TOTAL MONEY MARKET FUND
(Cost $50,181,256)		50,181,256
Total Investments (Cost $1,605,121,229) – 100.10%		1,572,624,028
Liabilities in Excess of Other Assets – (0.10%)		(1,617,988)
TOTAL NET ASSETS – 100.00%		$1,571,006,040

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Funding Rate
(a)	Variable rate securities. The coupon rate shown is the effective interest rate as of September 30, 2023.
(b)	U.S. traded security of a foreign issuer.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of September 30, 2023, the value of these investments was $1,027,766,145 or 65.42% of total net assets.

(d)	Rate shown is the 7-day annualized yield as of September 30, 2023.
(e)	All or a portion is posted as collateral for delayed settlement securities.
(f)	Security has the ability to pay in kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(g)	Final terms of the bank loan are not yet known, so reference index and spread information may not be presented.
(h)	Step-up bond; pays one interest rate for a certain period and a different rate thereafter. The interest rates presented are the rates in effect as of September 30, 2023.
(i)	Zero-coupon security. Rate shown is the weighted average amortized yield as of September 30, 2023.
(j)
Rates for senior loans will typically have interest rates that redetermine periodically by reference to a base lending rate plus a spread.  Senior loans that reference SOFR may be subject to a credit spread adjustment, particularly to legacy LIBOR bank loans that have transitioned to SOFR as the base lending rate.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Shenkman Capital Management, Inc. Industries presented are at the discretion of Shenkman Capital Management, Inc. and therefore may not follow the exact naming convention prescribed by GICS.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2023

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
ASSETS:
Investments, at value (cost $300,156,451
and $1,605,121,229, respectively)	$296,127,125	$1,572,624,028
Cash	57,372	23,713
Receivables
Securities sold	6,182,306	1,915,110
Interest	2,487,905	25,286,565
Fund shares sold	156,116	3,947,290
Prepaid expenses	29,393	81,243
Total assets	305,040,217	1,603,877,949
LIABILITIES:
Payables
Securities purchased	10,968,559	27,309,577
Fund shares redeemed	479,332	1,637,729
Distributions payable	293,449	2,788,652
Administration and accounting expenses	51,588	173,123
Advisory fees (Note 4)	83,326	700,092
Audit	27,300	30,600
Transfer agent fees and expenses	19,643	26,585
Compliance fees	2,083	2,083
Printing and mailing	6,750	14,096
Legal	1,487	1,887
Shareholder servicing fees	338	64,385
12b-1 distribution fees	—	114,509
Custody fees	950	6,965
Trustee fees and expenses	—	327
Other accrued expenses and other liabilities	1,457	1,299
Total liabilities	11,936,262	32,871,909
NET ASSETS	$293,103,955	$1,571,006,040
NET ASSETS CONSIST OF:
Capital stock	$318,397,586	$1,646,143,184
Total accumulated deficit	(25,293,631)	(75,137,144)
Total net assets	$293,103,955	$1,571,006,040

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – Continued
September 30, 2023

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
NET ASSETS
Class A:
Net assets applicable to outstanding
Class A shares	—	$21,087,063
Shares issued and outstanding	—	2,201,215
Net asset value, redemption price per share(1)	—	$9.58
Maximum offering price per share
(net asset value divided by 97.00%)	—	$9.88
Class C:
Net assets applicable to outstanding
Class C shares	—	$18,501,982
Shares issued and outstanding	—	1,937,786
Net asset value, offering price
and redemption price per share(1)	—	$9.55
Class F:
Net assets applicable to outstanding
Class F shares	$9,956,129	$795,530,485
Shares issued and outstanding	1,089,245	83,256,706
Net asset value, offering price
and redemption price per share(1)	$9.14	$9.56
Institutional Class:
Net assets applicable to outstanding
Institutional Class shares	$283,147,826	$735,886,510
Shares issued and outstanding	30,976,612	76,927,976
Net asset value, offering price
and redemption price per share(1)	$9.14	$9.57

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2023

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
INVESTMENT INCOME:
Interest income	$24,398,186	$86,908,489
Consent and term loan fee income	127,562	387,597
Total investment income	24,525,748	87,296,086
EXPENSES:
Investment advisory fees (Note 4)	1,491,384	8,390,415
Administration and accounting fees (Note 4)	306,028	1,023,476
Transfer agent fees and expenses (Note 4)	118,446	157,291
Federal and state registration fees	44,096	130,554
Audit fees	28,050	31,450
Reports to shareholders	23,194	52,771
Trustee fees and expenses	16,683	16,998
Custody fees (Note 4)	13,221	86,109
Chief Compliance Officer fees (Note 4)	12,500	12,500
Miscellaneous expenses	8,619	21,983
Legal fees	7,402	13,673
Insurance expense	5,957	20,710
Interest expense (Note 8)	429	—
Service fees – Class A (Note 6)	—	11,757
Service fees – Class C (Note 6)	—	7,439
Service fees – Class F (Note 6)	1,869	571,593
12b-1 distribution fees – Class A (Note 5)	—	54,862
12b-1 distribution fees – Class C (Note 5)	—	172,838
Total expenses before advisory fee waiver	2,077,878	10,776,419
Advisory fee recoupment/(waiver)
by Advisor (Note 4)	(464,935)	(41,985)
Net expenses	1,612,943	10,734,434
NET INVESTMENT INCOME	22,912,805	76,561,652
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(5,635,402)	(23,139,973)
Change in unrealized
appreciation/(depreciation) on investments	15,725,745	65,221,376
Net realized and unrealized gain on investments	10,090,343	42,081,403
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$33,003,148	$118,643,055

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
OPERATIONS:
Net investment income	$22,912,805	$12,146,662
Net realized loss on investments	(5,635,402)	(1,087,748)
Change in unrealized appreciation/
(depreciation) on investments	15,725,745	(21,520,923)
Net increase/(decrease) in net assets
resulting from operations	33,003,148	(10,462,009)
DISTRIBUTIONS TO SHAREHOLDERS:
Class F	(762,241)	(443,965)
Institutional Class	(22,010,261)	(11,704,296)
Total distributions	(22,772,502)	(12,148,261)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class F	6,914,839	6,999,849
Institutional Class	47,076,543	88,939,715
Proceeds from shares issued to
holders in reinvestment of dividends:
Class F	705,077	443,965
Institutional Class	18,514,960	9,699,429
Cost of shares redeemed:
Class F	(7,113,416)	(7,801,767)
Institutional Class	(82,336,061)	(64,192,070)
Redemption fees retained:
Class F	294	350
Institutional Class	8,178	8,929
Net increase/(decrease) in net assets derived
from capital share transactions	(16,229,586)	34,098,400
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(5,998,940)	11,488,130
NET ASSETS:
Beginning of period	299,102,895	287,614,765
End of year	$293,103,955	$299,102,895
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class F	760,238	749,697
Institutional Class	5,190,582	9,570,555
Shares issued to holders as reinvestment of dividends:
Class F	78,031	48,312
Institutional Class	2,048,535	1,056,306
Shares redeemed:
Class F	(784,375)	(848,415)
Institutional Class	(9,102,540)	(6,983,553)
Net increase/(decrease) in shares outstanding	(1,809,529)	3,592,902

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
OPERATIONS:
Net investment income	$76,561,652	$46,909,871
Net realized loss on investments	(23,139,973)	(9,799,356)
Change in unrealized appreciation/
(depreciation) on investments	65,221,376	(109,074,109)
Net increase/(decrease) in net assets
resulting from operations	118,643,055	(71,963,594)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,034,024)	(665,374)
Class C	(699,829)	(386,011)
Class F	(38,077,343)	(22,058,354)
Institutional Class	(36,437,362)	(23,732,311)
Total distributions	(76,248,558)	(46,842,050)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	10,804,489	12,273,785
Class C	7,315,741	5,032,498
Class F	477,580,347	412,305,150
Institutional Class	178,124,165	278,147,337
Proceeds from shares issued to
holders in reinvestment of dividends:
Class A	493,032	275,659
Class C	345,521	130,646
Class F	17,376,094	8,065,188
Institutional Class	26,039,542	20,479,687
Cost of shares redeemed:
Class A	(11,847,737)	(10,347,070)
Class C	(5,195,575)	(4,766,835)
Class F	(401,743,737)	(353,338,576)
Institutional Class	(208,559,114)	(140,978,785)
Redemption fees retained:
Class A	46	62
Class C	36	47
Class F	1,530	1,901
Institutional Class	1,501	1,969
Net increase in net assets derived
from capital share transactions	90,735,881	227,282,663
TOTAL INCREASE IN NET ASSETS	133,130,378	108,477,019
NET ASSETS:
Beginning of period	1,437,875,662	1,329,398,643
End of year	$1,571,006,040	$1,437,875,662

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class A	1,128,525	1,248,109
Class C	769,034	511,490
Class F	49,996,967	42,233,031
Institutional Class	18,624,644	28,198,782
Shares issued to holders as
reinvestment of dividends:
Class A	51,502	28,386
Class C	36,194	13,524
Class F	1,819,274	834,178
Institutional Class	2,724,334	2,116,154
Shares redeemed:
Class A	(1,236,421)	(1,058,860)
Class C	(545,272)	(492,193)
Class F	(42,107,107)	(36,238,732)
Institutional Class	(21,870,090)	(14,481,597)
Net increase in shares outstanding	9,391,584	22,912,272

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class F
	Year Ended September 30,
	2023		2022		2021		2020	2019
PER SHARE DATA:
Net asset value, beginning of year	$8.83		$9.50		$9.22		$9.56	$9.80

Income from investment operations:
Net investment income	0.69	(1)	0.37	(1)	0.30	(1)	0.41 (1)	0.50
Net realized and unrealized
gain/(loss) on investments	0.31		(0.67)		0.29		(0.34)	(0.24)
Total from investment operations	1.00		(0.30)		0.59		0.07	0.26

Less distributions:
From net investment income	(0.69)		(0.37)		(0.31)		(0.42)	(0.50)
Total distributions	(0.69)		(0.37)		(0.31)		(0.42)	(0.50)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.01 (1)	—

Net asset value, end of year	$9.14		$8.83		$9.50		$9.22	$9.56

TOTAL RETURN	11.75%		-3.26%		6.44%		1.04%	2.69%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$9,956		$9,141		$10,312		$2,265	$5,856
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.72%		0.71%		0.82%		0.78%	0.77%
After advisory fee waiver	0.56%		0.54%		0.60%		0.56%	0.57%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	7.51%		3.78%		2.92%		4.12%	4.93%
After advisory fee waiver	7.67%		3.95%		3.14%		4.34%	5.13%
Portfolio turnover rate	40%		39%		59%		47%	28%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2023		2022		2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$8.83		$9.50		$9.22		$9.56		$9.80

Income from investment operations:
Net investment income	0.70	(1)	0.37	(1)	0.31	(1)	0.40	(1)	0.51
Net realized and unrealized
gain/(loss) on investments	0.31		(0.67)		0.28		(0.32)		(0.25)
Total from investment operations	1.01		(0.30)		0.59		0.08		0.26

Less distributions:
From net investment income	(0.70)		(0.37)		(0.31)		(0.42)		(0.50)
Total distributions	(0.70)		(0.37)		(0.31)		(0.42)		(0.50)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$9.14		$8.83		$9.50		$9.22		$9.56

TOTAL RETURN	11.77%		-3.26%		6.48%		0.94%		2.82%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$283,148		$289,962		$277,303		$230,854		$228,454
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.70%		0.71%		0.76%		0.76%		0.74%
After advisory fee waiver	0.54%		0.54%		0.54%		0.54%		0.54%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	7.52%		3.83%		3.05%		4.14%		4.97%
After advisory fee waiver	7.68%		4.00%		3.27%		4.36%		5.17%
Portfolio turnover rate	40%		39%		59%		47%		28%
(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class A
	Year Ended September 30,
	2023		2022		2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$9.30		$10.09		$9.93		$10.06		$10.00

Income from investment operations:
Net investment income	0.45	(1)	0.30	(1)	0.26	(1)	0.31	(1)	0.36
Net realized and unrealized
gain/(loss) on investments	0.28		(0.79)		0.16		(0.13)		0.06
Total from investment operations	0.73		(0.49)		0.42		0.18		0.42

Less distributions:
From net investment income	(0.45)		(0.30)		(0.26)		(0.31)		(0.36)
Total distributions	(0.45)		(0.30)		(0.26)		(0.31)		(0.36)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$9.58		$9.30		$10.09		$9.93		$10.06

TOTAL RETURN	7.99%		-4.99%		4.25%		1.86%		4.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$21,087		$20,992		$20,580		$15,946		$13,407
Ratio of expenses to
average net assets:
Before advisory fee
recoupment/waiver	0.96%		0.96%		0.98%		1.02%		1.03%
After advisory fee
recoupment/waiver	0.96%		0.95%		0.96%		0.97%		0.96%
Ratio of net investment income
to average net assets:
Before advisory fee
recoupment/waiver	4.76%		3.03%		2.59%		3.06%		3.61%
After advisory fee
recoupment/waiver	4.76%		3.04%		2.61%		3.11%		3.68%
Portfolio turnover rate	51%		50%		80%		100%		77%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class C
	Year Ended September 30,
	2023		2022		2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$9.27		$10.06		$9.90		$10.03		$9.97

Income from investment operations:
Net investment income	0.38	(1)	0.23	(1)	0.19	(1)	0.23	(1)	0.29
Net realized and unrealized
gain/(loss) on investments	0.28		(0.80)		0.15		(0.12)		0.06
Total from investment operations	0.66		(0.57)		0.34		0.11		0.35

Less distributions:
From net investment income	(0.38)		(0.22)		(0.18)		(0.24)		(0.29)
Total distributions	(0.38)		(0.22)		(0.18)		(0.24)		(0.29)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—

Net asset value, end of year	$9.55		$9.27		$10.06		$9.90		$10.03

TOTAL RETURN	7.23%		-5.71%		3.49%		1.10%		3.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$18,502		$15,554		$16,546		$13,615		$11,406
Ratio of expenses to
average net assets:
Before advisory fee
recoupment/waiver	1.70%		1.70%		1.73%		1.77%		1.77%
After advisory fee
recoupment/waiver	1.70%		1.69%		1.71%		1.72%		1.70%
Ratio of net investment income
to average net assets:
Before advisory fee
recoupment/waiver	4.03%		2.30%		1.84%		2.32%		2.87%
After advisory fee
recoupment/waiver	4.03%		2.31%		1.86%		2.37%		2.94%
Portfolio turnover rate	51%		50%		80%		100%		77%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class F
	Year Ended September 30,
	2023		2022		2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$9.28		$10.06		$9.91		$10.04		$9.97

Income from investment operations:
Net investment income	0.47	(1)	0.32	(1)	0.28	(1)	0.33	(1)	0.39
Net realized and unrealized
gain/(loss) on investments	0.28		(0.78)		0.15		(0.13)		0.07
Total from investment operations	0.75		(0.46)		0.43		0.20		0.46

Less distributions:
From net investment income	(0.47)		(0.32)		(0.28)		(0.33)		(0.39)
Total distributions	(0.47)		(0.32)		(0.28)		(0.33)		(0.39)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$9.56		$9.28		$10.06		$9.91		$10.04

TOTAL RETURN	8.25%		-4.79%		4.49%		2.09%		4.68%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$795,530		$682,182		$671,520		$446,802		$289,716
Ratio of expenses to
average net assets:
Before advisory fee
recoupment/waiver	0.73%		0.74%		0.76%		0.79%		0.80%
After advisory fee
recoupment/waiver	0.73%		0.73%		0.74%		0.74%		0.73%
Ratio of net investment income
to average net assets:
Before advisory fee
recoupment/waiver	5.00%		3.27%		2.81%		3.29%		3.83%
After advisory fee
recoupment/waiver	5.00%		3.28%		2.83%		3.34%		3.90%
Portfolio turnover rate	51%		50%		80%		100%		77%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2023		2022		2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$9.29		$10.07		$9.92		$10.05		$9.98

Income from investment operations:
Net investment income	0.49	(1)	0.33	(1)	0.29	(1)	0.34	(1)	0.40
Net realized and unrealized
gain/(loss) on investments	0.27		(0.79)		0.15		(0.13)		0.06
Total from investment operations	0.76		(0.46)		0.44		0.21		0.46

Less distributions:
From net investment income	(0.48)		(0.32)		(0.29)		(0.34)		(0.39)
Total distributions	(0.48)		(0.32)		(0.29)		(0.34)		(0.39)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$9.57		$9.29		$10.07		$9.92		$10.05

TOTAL RETURN	8.32%		-4.62%		4.47%		2.18%		4.77%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$724,207		$719,148		$620,753		$274,166		$259,009
Ratio of expenses to
average net assets:
Before advisory fee
recoupment/waiver	0.65%		0.66%		0.67%		0.70%		0.72%
After advisory fee
recoupment/waiver	0.65%		0.65%		0.65%		0.65%		0.65%
Ratio of net investment income
to average net assets:
Before advisory fee
recoupment/waiver	5.07%		3.38%		2.89%		3.38%		3.91%
After advisory fee
recoupment/waiver	5.07%		3.39%		2.91%		3.43%		3.98%
Portfolio turnover rate	51%		50%		80%		100%		77%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2023

NOTE 1 – ORGANIZATION

The Shenkman Capital Short Duration High Income Fund (the “Short Duration High Income Fund”) and the Shenkman Capital Floating Rate High Income Fund (the “Floating Rate High Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Short Duration High Income Fund commenced operations on October 31, 2012. The Floating Rate High Income Fund commenced operations on October 15, 2014. The primary investment objective of the Funds is to seek a high level of current income. The Short Duration High Income Fund currently offers Class A, Class C, Class F, and Institutional Class shares. Class F shares became available for purchase on May 17, 2013, while Class C shares became available for purchase on January 28, 2014.

The Floating Rate High Income Fund currently offers Class F and Institutional Class shares. Institutional Class shares became available for purchase on October 15, 2014 and Class F shares became available for purchase on March 1, 2017.

Each class of shares differs principally in its respective distribution expenses, service fees and sales charges on Class A and contingent deferred sales charge (“CDSC”) for Class C. Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income, and Distributions – Securities transactions are accounted for on the trade date. Securities sold are determined on a specific identification process. Interest income is recorded on an accrual basis. The Funds may receive other income, such as amendment fees, consent fees and commitment fees. These fees are recorded as income when the Funds become aware of their existence and are included in consent and term loan fee income in the statements of operations. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund distributes substantially all of its net investment income, if any, monthly, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to that Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

Securities Purchased on a When-Issued Basis – The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Fund’s net asset value. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statements of changes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The Funds did not have any reclassification of capital account adjustments for the year ended September 30, 2023.

Bridge Loan Commitments – In connection with floating rate loan interests, the Funds may also enter into bridge loan commitments. Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2023, the Funds did not have any outstanding bridge loan commitments.

Unfunded Loan Commitments – Unfunded loan commitments are contractual obligations for funding to a borrower. At September 30, 2023, the Floating Rate High Income Fund and the Short Duration High Income Fund had $141,583 and $0, respectively, in outstanding unfunded loan commitments.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of September 30, 2023, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements. Refer to Note 13 for information regarding a subsequent event.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans. These securities will generally be classified in Level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data such as reported sales of

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price. These securities will generally be classified in Level 2 of the fair value hierarchy.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At September 30, 2023, the Funds held securities issued pursuant to Rule 144A under the Securities Act of 1933. All Rule 144A securities have been classified as liquid under the Funds’ liquidity risk management program.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating each Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment advisor, Shenkman Capital Management, Inc. (“Advisor”), as the “Valuation Designee” to perform

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2023:

Floating Rate High Income Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$246,456,389	$635,325	$247,091,714
Corporate Bonds	—	40,409,810	—	40,409,810
Total Fixed
Income	—	286,866,199	635,325	287,501,524
Money Market
Fund	8,625,601	—	—	8,625,601
Total
Investments	$8,625,601	$286,866,199	$635,325	$296,127,125

Short Duration High Income Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$1,343,488,156	$—	$1,343,488,156
Convertible
Bonds	—	15,538,692	—	15,538,692
Bank Loan
Obligations	—	163,415,924	—	163,415,924
Total Fixed
Income	—	1,522,442,772	—	1,522,442,772
Money Market
Fund	50,181,256	—	—	50,181,256
Total
Investments	$50,181,256	$1,522,442,772	$—	$1,572,624,028

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

Refer to the Funds’ schedules of investments for a detailed break-out of securities.

The following is a reconciliation of the Floating Rate High Income Fund’s Level 3 investments for which significant unobservable inputs were used in determining fair value. The Short Duration High Income Fund did not hold Level 3 investments at September 30, 2023, and as such no reconciliation is presented.

Shenkman Capital Floating Rate High Income Fund

Level 3 Reconciliation Disclosure
Bank
Loans
Balance as of September 30, 2022	$—
Purchases	635,325
Balance as of September 30, 2023	$635,325
Change in unrealized appreciation/(depreciation) during the
period for Level 3 investments held at September 30, 2023	$—

The Level 3 investments as of September 30, 2023 represented 0.22% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Funds. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Each Fund is considered a limited derivatives user under the Trust Policy and therefore, is required to limit its derivatives exposure to no more than 10% of the Fund’s net assets. At September 30, 2023, the Floating Rate High Income Fund and the Short Duration High Income Fund had derivative exposure of 1.44% and 0.78%, respectively, of each Fund’s Net Asset Value. The exposure was due to unsettled bank loans held for more than 35 days.

Accounting Pronouncements – In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Shenkman Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to each Fund. The Advisor furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly, based upon the average daily net assets of the Funds at the annual rates of:

Floating Rate High Income Fund	0.50%
Short Duration High Income Fund	0.55%

For the year ended September 30, 2023, the Floating Rate High Income Fund and the Short Duration High Income Fund incurred $1,491,384 and $8,390,415, respectively, in advisory fees. Advisory fees payable to the Advisor at September, 30, 2023 for the Floating Rate High Income Fund and the Short Duration High Income Fund were $83,326 and $700,092, respectively. The amounts shown on the statements of assets and liabilities are net amounts due to the Advisor.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

Each Fund is responsible for its own operating expenses, including Rule 12b-1 fees, shareholder servicing plan fees, custodian fees, taxes, transfer agency fees, interest and other customary Fund expenses. However, the Advisor has contractually agreed to waive all or a portion of its management fees and pay Floating Rate High Income Fund and Short Duration High Income Fund expenses in order to limit each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to the following amounts of the average daily net assets:

Floating Rate High Income Fund	0.54%
Short Duration High Income Fund	0.65%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause a Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2023, the Advisor reduced its fees in the amount of $464,935 for the Floating Rate High Income Fund and in the amount of $49,094 for the Short Duration High Income Fund. The Floating Rate High Income Fund and the Short Duration High Income Fund reimbursed the Advisor $0 and $7,109, respectively, during the year ended September 30, 2023. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2024	9/30/2025	9/30/2026	Total
Floating Rate High
Income Fund	$595,808	$524,312	$464,935	$1,585,055
Short Duration High
Income Fund	167,019	62,257	49,094	278,370

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2023, are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Short Duration High Income Fund adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Short Duration High Income Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Short Duration High Income Fund’s Class A shares and up to 1.00% of the average daily net assets of the Short Duration High Income Fund’s Class C shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended September 30, 2023, the Short Duration High Income Fund incurred distribution expenses on its Class A and Class C shares of $54,862 and $172,838, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Class A, Class C, and Class F shares. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of each Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders. Services provided by such

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2023, the Floating Rate High Income Fund’s Class F shares incurred $1,869 in shareholder servicing fees. For the year ended September 30, 2023, the Class A, Class C and Class F shares of the Short Duration High Income Fund incurred $11,757, $7,439 and $571,593, respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2023, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales
Floating Rate High Income Fund	$116,119,673	$128,945,083
Short Duration High Income Fund	851,280,308	735,601,715

The Funds had no purchases or sales of U.S. government obligations during the year ended September 30, 2023. Likewise, the Funds had no Rule 17a-7 purchases or sales during the year ended September 30, 2023.

NOTE 8 – LINES OF CREDIT

The Floating Rate High Income Fund and the Short Duration High Income Fund have secured lines of credit in the amount of $40,000,000 and $150,000,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2023, the Floating Rate High Income Fund had an outstanding average day balance of $5,288, a weighted average interest rate of 8.00% and paid $429 in interest. The maximum amount outstanding for the Floating Rate High Income Fund during the year ended September 30, 2023 was $401,000. The Short Duration High Income Fund did not draw upon its lines of credit during the year ended September 30, 2023. At September 30, 2023, neither of the Funds had any outstanding loan amounts.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Tax cost of investments	$300,328,759	$1,605,435,878
Gross unrealized appreciation	2,033,014	2,913,964
Gross unrealized depreciation	(6,234,648)	(35,725,814)
Net unrealized depreciation	(4,201,634)	(32,811,850)
Undistributed ordinary income	458,092	3,273,328
Total distributable earnings	458,092	3,273,328
Other accumulated losses	(21,550,089)	(45,598,622)
Total accumulated losses	$(25,293,631)	$(75,137,144)

At September 30, 2023, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Floating Rate
High Income
Fund	$19,869,437	$1,387,203	$21,256,640	No Expiration
Short Duration
High Income
Fund	28,493,184	14,316,786	42,809,970	No Expiration

The tax character of distributions paid during the year ended September 30, 2023 and the year ended September 30, 2022 was as follows:

Floating Rate High Income Fund
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Ordinary income	$22,772,502	$12,148,261
Total distributions paid	$22,772,502	$12,148,261

Short Duration High Income Fund
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Ordinary income	$76,248,558	$46,842,050
Total distributions paid	$76,248,558	$46,842,050

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2023.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2023, each Fund’s percentage of control ownership positions greater than 25% were as follows:

		Percent of
Fund	Shareholder	Shares Held
Floating Rate High
Income Fund	National Financial Services, LLC	38.54%
Short Duration High
Income Fund	Merrill Lynch Pierce Fenner & Smith	28.61%

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to both Funds, unless specifically noted.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Bank Loan Risk. Each Fund’s investments in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest. When the Funds are a participant in a loan, the Funds have no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions involving floating rate loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Covenant Lite Loan Risk. (Floating Rate High Income Fund). Some covenant lite loans tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/ issuer. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

LIBOR Risk. The London Interbank Offered Rate (“LIBOR”) for U.S. Dollars, which is commonly used as a reference rate within various financial contracts (any such rate, a “Reference Rate”), ceased publication after June 30, 2023 (the one-week and two-month tenors of U.S. Dollar LIBOR ceased to be published after December 31, 2021). The Alternative Reference Rates Committee (the “ARRC”) convened by the Board of Governors of the Federal Reserve System (“FRB”) recommended certain SOFR term rates as the replacement (in commercial loan agreements) for U.S. Dollar LIBOR.  The ARRC’s recommendations are consistent with replacements proposed under the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”), which became effective in March, 2022, and the final rule implementing the LIBOR Act adopted by the FRB, which became effective in February, 2023.  The FRB also recommended certain SOFR-based replacements for derivative transactions.  The Secured Overnight Financing Rate (“SOFR”) is a secured, risk-free rate, where LIBOR was an unsecured rate reflecting counterparty risk, and certain of the recommended replacement rates proposed by the ARRC and under the LIBOR Act included a credit spread adjustment to address this difference.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

However, in new issue transactions (i.e., transactions not transitioning from London interbank offered rates) a market practice developed to absorb the credit spread adjustment as part of the pricing spread over the applicable benchmark rate, as opposed to indicating a credit spread adjustment as a separate item (for example, as an adjustment to a SOFR-based benchmark rate) within the applicable benchmark rate.  Investors should expect that the Funds will be a party to SOFR-based contracts, or contracts utilizing different Reference Rates. Considered in their entirety, the impacts of the discontinuation of U.S. Dollar LIBOR on financial markets generally and on the specific financial contracts to which the Funds are a party may adversely affect the performance of the Funds.

Collateralized Loan Obligation Risk. (Floating Rate High Income Fund). The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

High Yield Risk. High yield debt obligations, including bonds and loans, rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds”) typically carry higher coupon rates than investment grade securities, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.

Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts.

Credit Risk. The issuers of the bonds and other debt instruments held by each Fund may not be able to make interest or principal payments.

Impairment of Collateral Risk. The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, each Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

Interest Rate Risk. Each Fund’s investments in fixed-income instruments will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio investment in fixed-rate obligations can be expected to decline. Although the value of each Fund’s investments will vary, the fluctuations in value of each Fund’s investments in floating rate instruments should be minimized as a result of changes in market interest rates. However, because floating rates on loans and other instruments only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Funds.

Investment Risk. The Funds are not a complete investment program and you may lose money by investing in the Funds. The Funds invest primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, each Fund’s investments.

Leverage Risk. Leverage can increase the investment returns of the funds if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Funds will suffer a greater loss than would have resulted without the use of leverage.

Liquidity Risk. Low or lack of trading volume may make it difficult to sell instruments held by the Funds at quoted market prices. Each Fund’s investments may at any time consist of significant amounts of positions that are thinly traded or for which no market exists. For example, the investments held by the Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on each Fund’s performance.

Initial Public Offering (“IPO”) and Unseasoned Company Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

subject to more abrupt price movements than securities of larger capitalized companies.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Foreign Instruments Risk. Investments in foreign instruments involve certain risks not associated with investments in U.S. companies. Foreign instruments in each Fund’s portfolio subject the respective Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency, foreign currency exchange controls, foreign tax issues and the risks associated with less developed custody and settlement practices.

Management Risk. Each Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies may not work to produce the desired results. The success of each Fund is largely dependent upon the ability of the Advisor to manage the Fund and implement each Fund’s investment program. If the Funds were to lose the services of the Advisor or its senior officers, the Funds may be adversely affected. Additionally, if the Funds or any of the other accounts managed by the Advisor were to incur substantial losses or were subject to an unusually high level of redemptions or withdrawals, the revenues of the Advisor may decline substantially. Such losses and/or withdrawals may impair the Advisor’s ability to retain employees and its ability to provide the same level of service to the Fund as it has in the past and continue operations.

Preferred Stock Risk. Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Funds to sell these bonds.

U.S. Government Obligations Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2023

credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.

When-Issued Instruments Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the instruments’ delivery takes place. Additionally, failure of a party to a transaction to consummate the trade may result in a loss to the Funds or missing an opportunity to obtain a price considered advantageous.

Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Zero Coupon Securities Risk. (Floating Rate High Income Fund). While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

NOTE 12 – CHANGES TO TRUST OFFICERS

At a meeting held on June 22-23, 2023, the Board appointed Ms. Lillian A. Kabakali the Assistant Secretary of the Trust, effective July 10, 2023. Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board appointed Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

NOTE 13 – SUBSEQUENT EVENT – CHANGES TO BOARD OF TRUSTEES

Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board to attend to health-related matters. At the recommendation of the Nominating and Governance Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Nominating and Governance Committee of the Board.

SHENKMAN CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Shenkman Capital Floating Rate High Income Fund
Shenkman Capital Short Duration High Income Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Shenkman Capital Floating Rate High Income Fund and the Shenkman Capital Short Duration High Income Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agents, brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2023

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
David G. Mertens	Trustee	Indefinite	Partner and	2	Trustee,
(age 63)		term;	Head of		Advisors
615 E. Michigan St.		since	Business		Series Trust
Milwaukee, WI		March	Development,		(for series not
53202		2017.	QSV Equity		affiliated with
			Investors, LLC,		the Funds).
(formerly known
as Ballast Equity
Management,
LLC) (a privately-
held investment
advisory firm)
(February 2019
to present);
Managing
Director and
Vice President,
Jensen
Investment
Management, Inc.
(a privately-held
investment
advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired;	2	Trustee,
(age 76)		term;	formerly		Advisors
615 E. Michigan St.		since	Manager,		Series Trust
Milwaukee, WI		September	President, CEO,		(for series not
53202		2008.	U.S. Bancorp		affiliated with
			Fund Services,		the Funds).
LLC, and its
predecessors,
(May 1991 to
July 2017).

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson	Chairman	Indefinite	President,	2	Trustee,
(age 64)	of the	term;	Apogee Group,		Advisors
615 E. Michigan St.	Board	since	Inc. (financial		Series Trust
Milwaukee, WI 53202		January	consulting firm)		(for series not
		2020.	(1998 to		affiliated with
	Trustee	Indefinite	present).		the Funds);
		term;			Independent
		since			Trustee,
		January			DoubleLine
		2016.			Funds Trust
(an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Income
Solutions
Fund, and
DoubleLine
Yield
Opportunities
Fund from
2010 to
present;
Independent
Trustee,
DoubleLine
ETF Trust
(an open-end
investment
company with
2 portfolios)
from March
2022 to
present.

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Michele Rackey	Trustee	Indefinite	Chief	2	Trustee,
(age 64)		term;	Executive		Advisors
615 E. Michigan St.		since	Officer,		Series Trust
Milwaukee, WI		January	Government		(for series not
53202		2023.	Employees		affiliated with
			Benefit		the Funds).
Association
(GEBA) (benefits
and wealth
management
organization)
(2004 to 2020);
Board Member,
Association
Business
Services Inc.
(ABSI) (for-profit
subsidiary of
the American
Society of
Association
Executives)
(2019 to 2020).

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Officers

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 54)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.	Executive	since	Services (February 1996 to present).
Milwaukee, WI	Officer and	December
53202	Principal	2018.
Executive
Officer

Kevin J. Hayden	Vice	Indefinite	Vice President, Compliance and
(age 52)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.	Treasurer	since	Services (June 2005 to present).
Milwaukee, WI	and	January
53202	Principal	2023.
Financial
Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and
(age 62)	Treasurer	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.		since	Services (October 1998 to present).
Milwaukee, WI		January
53202		2023.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 41)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan St.		since	Fund Services (July 2010 to present).
Milwaukee, WI		December
53202		2018.

Joseph R. Kolinsky	Vice	Indefinite	Vice President, U.S. Bank Global Fund
(age 52)	President,	term;	Services (May 2023 to present); Chief
2020 E.	Chief	since	Compliance Officer, Chandler Asset
Financial Way,	Compliance	July	Management, Inc. (2020 to 2022);
Suite 100	Officer and	2023.	Director, Corporate Compliance, Pacific
Glendora, CA	AML Officer		Life Insurance Company (2018 to 2019).
91741

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 55)	President	term;	Fund Services (July 2007 to present).
2020 East	and	since
Financial Way,	Secretary	September
Suite 100		2019.
Glendora, CA
91741

Lillian A. Kabakali	Assistant	Indefinite	Vice President, U.S. Bank Global Fund
(age 42)	Secretary	term;	Services (April 2023 to present);
2020 East		since	Vice President, Compliance,
Financial Way,		July	Guggenheim Partners Investment
Suite 100		2023.	Management Holdings, LLC (April 2019
Glendora, CA			to April 2023); Senior Associate,
91741			Compliance, Guggenheim Partners
Investment Management Holdings, LLC
(January 2018 to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-743-6562 or by visiting the Funds’ website at www.shenkmancapital.com.

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS
September 30, 2023 (Unaudited)

Federal Tax Distribution Information

For the year ended September 30, 2023, the Floating Rate High Income Fund and the Short Duration High Income Fund designated $22,772,502 and $76,248,558, respectively, as ordinary income for purposes of the dividends paid deduction.

For the fiscal year ended September 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Shenkman Capital Floating Rate High Income Fund	0.00%
Shenkman Capital Short Duration High Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was as follows:

Shenkman Capital Floating Rate High Income Fund	0.00%
Shenkman Capital Short Duration High Income Fund	0.00%

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-855-SHENKMAN (1-855-743-6562).

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS – Continued
September 30, 2023 (Unaudited)

Householding

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-855-SHENKMAN (1-855-743-6562) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SHENKMAN CAPITAL FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Shenkman Capital Management, Inc.
151 West 42nd Street, 29th Floor
New York, NY  10036

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(855) 743-6562

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

SJ-ANNUAL

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$50,700	$49,000
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman_
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   12/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   12/7/2023

By (Signature and Title)*    /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial
Officer

Date   12/7/2023

* Print the name and title of each signing officer under his or her signature.